                                                                 Exhibit 10.(dd)


                                    AGREEMENT

      THIS AGREEMENT is made and entered into as of the 23rd day of November, 1998, by and between BellSouth Corporation, a Georgia corporation ("Company"), and Mr. F. D. Ackerman ("Executive"):

      Reasons for this Agreement. Executive is currently employed by Company as its Chairman of the Board, President and Chief Executive Officer. Executive has been employed by Company and its Affiliated Companies since 1964 in a variety of capacities, including as Vice Chairman of the Board Finance and Administration from 1989 until 1991, as President and Chief Executive Officer of Company's principal subsidiary, BellSouth Telecommunications, Inc., from 1992 until 1994, and as Vice Chairman of the Board of Directors and Chief Operating Officer of Company from 1995 until 1996. Executive has served as Company's President and Chief Executive Officer since January 1, 1997 and, in addition, as Chairman of the Board of Directors since December 31, 1997.

      In connection with Company's executive succession planning, Executive and Company entered into a separation agreement on February 23, 1989, which was amended and restated on January 25, 1995 (the "Prior Separation Agreement"),which contemplated Executive's retirement at age sixty (60). Executive and Company now desire to replace the Prior Separation Agreement with this Agreement to incent Executive's continued service beyond age sixty (60) through staged vesting of equity-based awards and protections in the event of Executive's preretirement death or disability. In addition, Executive possesses Confidential Information which could be used by Executive to Company's or Affiliated Companies' detriment and, in connection with his employment, Executive has developed important relationships and contacts with customers and employees valuable to Company and Affiliated Companies.

      Agreement. In consideration of the covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and Company agree as follows:

      1. Prior Separation Agreement. Executive and Company agree and acknowledge that, upon execution of this Agreement, the Prior Separation Agreement is null and void and of no further force or effect, except as otherwise provided in
Section 22 of this Agreement.

      2. Definitions. For purposes of this Agreement, the following terms shall have the meaning specified below:

      (a) "Affiliated Companies" - BellSouth Corporation and its subsidiaries and associated companies.

      (b) "Base Salary" - the gross annual base salary payable to Executive including the amount of any before-tax contributions made by Executive from such salary to the BellSouth Retirement Savings Plan, any other qualified cash or deferred arrangement sponsored by

Company or an Affiliated Company, or a successor to any such plan, as the case may be, and the amount of any other deferrals of such salary under any nonqualified deferred compensation plans maintained by Company or an Affiliated Company.

      (c) "Cause" - Executive's willfully engaging in conduct that is demonstrably and materially injurious to Company or Affiliated Companies. For purposes of this subsection, no act, or failure to act, on the part of Executive shall be deemed "willful" unless committed by Executive in bad faith and without reasonable belief that such action or omission was in the best interest of Company or Affiliated Companies. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to Executive a certificate of a resolution duly adopted by the affirmative vote of not less than seventy-five percent (75%) of the entire membership of the Board of Directors of Company, at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive has engaged in the conduct set forth in this subsection and specifying the particulars thereof in detail.

      (d) "CIC Agreement" - the Executive Severance Agreement entered into by and between Executive and Company on October 17, 1996, providing certain benefits in the event of a change in corporate control of Company, attached hereto as Exhibit "A" and incorporated by this reference herein.

      (e) "Confidential Information" - information, whether generated internally or externally, relating to Company's business or to Affiliated Companies' businesses which derives economic value, actual or potential, from not being generally known to other Persons and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality, including, but not limited to, economic studies and analyses, technical or nontechnical data, programs, patterns, compilations, devices, methods, models (including cost and/or pricing models and operating models), techniques, drawings, processes, employee compensation data, financial data (including marketing information and strategies and personnel data), lists of actual or potential customers or suppliers, and information relating to regulatory and business policies, plans, and strategies. For purposes of this Agreement, Confidential Information does not include information which is not a trade secret three (3) years after termination of Executive's employment with Company.

      (f) "Customers" - customers, suppliers, and retailers of Company or Affiliated Companies in the Territory (1) with whom Executive dealt on behalf of Company or Affiliated Companies, (2) whose dealings with Company or Affiliated Companies were coordinated or supervised directly or indirectly by Executive, or
(3) about whom Executive obtained Confidential Information during the two (2) years immediately prior to the termination of Executive's services.

      (g) "Disability" - an illness, injury or other incapacity which qualifies Executive for long-term disability benefits under the principal management long-term disability plan of Company.

      (h) "Good Reason" - shall mean the occurrence, without Executive's express written consent, of any of the following circumstances:

            (i) the assignment to Executive of duties inconsistent with Executive's status or responsibilities as in effect immediately prior to such assignment, including imposition of business travel obligations which differ materially from prior business travel obligations;

            (ii) diminution in the status or responsibilities of Executive's position from that which existed immediately prior to such change, whether by reason of Company ceasing to be a public company, becoming a subsidiary of a successor public company, or otherwise;

            (iii) a reduction in Executive's annual base salary as in effect immediately before such reduction or the failure to pay a bonus award to which Executive is otherwise entitled under any of the short-term or long-term incentive plans in which Executive participates (or any successor incentive compensation plans) at the time such awards are usually paid;

            (iv) a change in the principal place of Executive's employment, as in effect immediately prior to such change, to a location more than thirty-five (35) miles distant from the location of such principal place at such time;

            (v) the failure by Company to continue in effect any bonus, incentive compensation, or stock plan in which the Executive participates, unless an equivalent alternative compensation arrangement (embodied in an ongoing substitute or alternative plan) has been provided to Executive, or the failure by Company to continue Executive's participation in any such bonus, incentive compensation or stock plan on substantially the same basis, both in terms of the amount of benefits provided and the level of Executive's participation relative to other participants; and

            (vi) (A) except as required by law, the failure by Company to continue to provide to Executive benefits substantially equivalent, in the aggregate, to those enjoyed by Executive under the qualified and nonqualified employee pension and welfare benefit plans of Company, including, without limitation, any pension, life insurance, medical, dental, health and accident, disability, retirement or savings plans in which Executive was eligible to participate immediately prior thereto; (B) the taking of any action by Company which would directly or indirectly materially reduce or deprive Executive of the perquisites enjoyed by Executive immediately before such action (including Company-paid and/or reimbursed club memberships, financial counseling fees and the like); or (C) the failure by Company or a successor to provide Executive with the number of paid vacation days (and the policies and practices for taking such days) as was previously provided under the Company's vacation policy or practice.

      Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

      (i) "Person" - any individual, corporation, bank, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental or other legal or business entity.

      (j) "Retirement Date" - the date on or after Executive's sixtieth (60th) birthday on which Executive terminates employment with the consent of Company's Board of Directors; provided, that no such consent of the Board of Directors shall be required on or after Executive's sixty-fifth (65th) birthday.

      (k) "SERP" - the BellSouth Corporation Supplemental Executive Retirement Plan, as amended from time to time.

      (l) "Stock Plan" - the BellSouth Corporation Stock Plan and related award agreements, as amended from time to time.

      3. Equity Awards. In connection with execution of this Agreement, Company shall grant to Executive an award of 674,459 nonqualified stock options and an award of 76,220 restricted shares (such awards collectively being sometimes referred to in this Agreement as the "Equity Awards"). The Equity Awards shall be granted pursuant to an agreement (the "Equity Award Agreement") substantially identical to the BellSouth Corporation Equity Award Agreement attached hereto as Exhibit "B" and incorporated by this reference herein. Share issuances in connection with the Equity Awards shall be made pursuant to an effective registration statement under the registration requirements of the Securities Act of 1933, as amended, and in compliance with applicable state securities laws, and listed on the New York Stock Exchange. In the event that the shares issued to Executive upon exercise of nonqualified stock options or upon vesting of restricted shares pursuant to the Equity Awards are not fully salable by him under the Securities Act of 1933, as amended, Company will register such shares thereunder.

      4. Retirement. At the Retirement Date:

            a. Equity Awards. The Equity Awards shall no longer be subject to any restriction related to continued employment or continued performance of services to Company or Affiliated Companies, and shall be fully vested and exercisable (subject to the otherwise applicable terms of the Equity Award Agreement).

            b. Supplemental Executive Retirement Plan. Executive shall become entitled to an aggregate annual benefit under the SERP based on seventy percent (70%) of Included Earnings (as such term is defined in SERP) instead of the formula described in section 4(a)(i) of the SERP.

            c. Financial Counseling. Executive shall become entitled to benefits described in the BellSouth Corporation Financial Counseling Plan, or any successor plan, for the year of retirement and for seven (7) years thereafter, such benefits to be provided by the Company as if eligibility therefor extended to such date under the terms of such plan. Benefits described in this subsection 4.c shall be subject to all otherwise applicable terms and conditions of the Financial Counseling Plan.

            d. Company Automobile. Executive may, at his election, purchase from Company (or an Affiliated Company) any Company-owned automobile provided to him for its wholesale price determined by Company as of the Retirement Date, if Executive notifies the Company of his intention to do so within thirty (30) days after his Retirement Date.

            e. Office Space. Executive shall be provided appropriate office space and secretarial assistance at Company's principal place of business for remainder of Executive's life.

      5. Death or Disability. If Executive's employment with Company is terminated prior to the Retirement Date by reason of Executive's death or
Disability:

            a. Death/Disability Benefit. Company shall pay to Executive, as soon thereafter as is reasonably practicable, a single lump sum cash payment equal to the sum of (1) twice Executive's Base Salary in effect at the time of such termination, plus (2) twice the standard award amount applicable to Executive under the BellSouth Corporation Officer Short Term Incentive Award Plan, or any successor short term plan ("STIAP"), for the year in which such termination occurs, less withholdings.

            Any such payment made by reason of Executive's death shall be made to Executive's surviving spouse or, if none, to Executive's estate; provided, however, that such payment shall instead be made to such other beneficiary or beneficiaries as may be designated by Executive in a form reasonably acceptable to Company.

            b. Long-Term Awards. All outstanding grants or awards to Executive under any long-term incentive compensation plan or program of Company in which Executive participates (including, without limitation, all grants and awards under the Stock Plan) shall no longer be subject to any restriction related to continued employment or continued performance of services to Company or Affiliated Companies, and shall be fully vested and exercisable (subject to the otherwise applicable terms of any such plan or program). Notwithstanding the foregoing, if Executive's employment with Company is so terminated prior to Executive's sixtieth (60th) birthday, vesting of the Equity Awards described in Section 3 of this Agreement shall not be accelerated pursuant to this subsection 5.b..

      6. Other Terminations of Employment. If Executive's employment with Company is terminated prior to the Retirement Date, other than for reasons of death or Disability, and such termination is either (i) by Company, other than for Cause, or (ii) by Executive for Good Reason:

            a. Short-Term Incentive Award. Executive shall be entitled to an award under the STIAP equal to the greater of (i) the amount to which Executive would be entitled under STIAP without regard to this Agreement, and (ii) the amount based on performance results for the year in which such termination occurs, prorated to the date of termination. The payment described in this subsection 6.a shall be subject to the otherwise applicable terms and conditions of STIAP.

            b. Separation Allowance. Company shall pay to Executive, as soon thereafter as is reasonably practicable, as a separation allowance a single lump-sum cash payment equal to the sum of (1) twice Executive's Base Salary in effect on the date of termination, plus (2) twice the standard award amount applicable to Executive under the STIAP for the year in which his date of termination occurs, less withholdings.

            c. Long-Term Awards. All outstanding grants or awards to Executive under any long-term incentive compensation plan or program of Company in which Executive participates (including, without limitation, all grants and awards under the Stock Plan) shall no longer be subject to any restriction related to continued employment or continued performance of services to Company or Affiliated Companies, and shall be fully vested and exercisable (subject to the otherwise applicable terms of any such plan or program). Notwithstanding the foregoing, if Executive's employment with Company is so terminated prior to Executive's sixtieth (60th) birthday, vesting of the Equity Awards described in Section 3 of this Agreement shall not be accelerated pursuant to this subsection 6.c..

      7. Discharge and Waiver. Company's obligations under this Agreement, and Executive's entitlement to the compensation and benefits described herein, are expressly conditioned upon execution by Executive of a waiver and release and agreement not to sue, in form and substance reasonably acceptable to Company, pursuant to which Executive fully releases and forever discharges Company and Affiliated Companies, and any employee, officer, director, representative, agent, successor or assign of Company and Affiliated Companies (both in their personal and official capacities), and all persons acting by, through and under or in concert with any of them, from any and all claims, demands, causes of action, remedies, obligations, costs and expenses of whatever nature, whether under the common law, state law, federal law (including but not limited to the Age Discrimination in Employment Act of 1967) or otherwise, through the Retirement Date, including those arising from or in connection with the terms and conditions of employment with the Company and Affiliated Companies or the termination of that employment. This paragraph is not intended to affect benefits to which Executive may be entitled under the Consolidated Omnibus Budget Reconciliation Act (COBRA) or any pension or benefit plan in which Executive is a participant.

      8. Nondisparagement. Executive agrees that now and in the future he will protect and preserve the Company's and Affiliated Companies' goodwill and reputation in the industry and in the community, with customers and the public, and will refrain from public or private comments or actions which are derogatory or which may tend to disparage Company's or Affiliated Companies' reputations or otherwise tend to injure Company or Affiliated Companies in their business or public affairs. Company agrees that now and in the future it will protect and preserve Executive's reputation in the industry and in the community, with customers and the public, and will refrain from public or private comments or actions which are derogatory or which may tend to disparage Executive's reputation or otherwise tend to injure Executive in his private or public affairs.

      9. Confidential Information. Executive agrees to protect Confidential Information. Executive will not use, except in connection with work for Company or Affiliated Companies, threaten to use, disclose or threaten to disclose, give or threaten to give to others any Confidential Information.

      10. Employment with Competitors. Company's obligations to provide any of the benefits, entitlements, interests or payments described in this Agreement or in the Equity Award Agreement are expressly conditioned upon execution by Executive of an agreement, in form and substance reasonably acceptable to Company, pursuant to which during the period of two (2) years after the Executive's employment with Company is terminated for any reason, Executive agrees, to the extent permitted by applicable law, not to provide services to any Person which provides products or services identical to or similar to Company's or Affiliated Companies' products and services, whether as an employee, consultant, independent contractor, or otherwise.

      11. Hiring or Solicitation of Company Employees. During Executive's employment through the Retirement Date and for a period of two (2) years after the Retirement Date, Executive will not hire or induce or attempt to induce or solicit to leave employment with Company or Affiliated Companies, for himself or on behalf of any other Person, anyone who is or was, during Executive's employment with Company, an employee of Company or Affiliated Companies. However, Executive may offer employment on behalf of himself or on behalf of any company or entity to any such employee who terminated his or her employment without any inducement or attempted inducement or solicitation by Executive.

      12. Solicitation of Customers. During the period of two (2) years after the Retirement Date, Executive agrees not to solicit, induce, direct or take away any Customers, for the purpose of providing products or services identical to or substantially similar to Company's or Affiliated Companies' products and services.

      13. Interpretation; Severability of Invalid Provisions. Executive acknowledges and agrees that the limitations described in this Agreement, including specifically the limitations upon his activities, are reasonable in scope, are necessary for the protection of Company's business, and form an essential part of the consideration for which this Agreement has been entered into. It is the intention of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under applicable laws and public policies. Nonetheless, the rights and restrictions contained in this Agreement may be exercised and shall be applicable and binding only to the extent they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect. The provisions of this Agreement do not in any way limit or abridge Company's rights under the laws of unfair competition, trade secret, copyright, patent, trademark or any other applicable law(s), all of which are in addition to and cumulative of Company's rights under this Agreement. Executive agrees that the existence of any claim by Executive against Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to enforcement by Company of any or all of such provisions or covenants.

      14. Employment Rights. This Agreement does not constitute, and should not be construed as, an employment contract. Employee acknowledges that he is and shall remain an employee at will who may be terminated by Company or any Affiliated Company by whom he may be employed or to whom he may be assigned from time to time, for any reason and at any time. Similarly, Employee may resign for any reason at any time, subject to forfeiting the compensation and benefits described in this Agreement. Employee understands that he, like any other employee, has been and will be subject to his employer's performance standards and disciplinary rules.

      15. Relief. The parties acknowledge that a breach or threatened breach by Executive of any of the terms of this Agreement would result in material and irreparable damage and injury to Company, and that it would be difficult or impossible to establish the full monetary value of such damage. Therefore, Company shall be entitled to injunctive relief by a court of appropriate jurisdiction in the event of Executive's breach or threatened breach of any of the terms contained in this Agreement.

      16. Legal Fees and Expenses. Company shall pay to Executive the amount of all legal fees and expenses as and when incurred by Executive in contesting or disputing any termination of employment or in seeking to obtain or enforce any right or benefit provided by this Agreement, regardless of the outcome, unless in the case of a legal action brought by or in the name of Executive, a final determination is made by a court of competent jurisdiction that such action was not brought by Executive in good faith.

      17. Tolling Provision. The duration of any post-termination obligation contained in this Agreement shall be extended by the length of time during which Executive is in breach of the provision, not to exceed three (3) years from the Retirement Date.

      18. Agreement Binding. This Agreement shall inure to the benefit of Company and its successors, assignees, and designees and shall be binding upon Executive and Executive's heirs, executors, administrators and personal representatives.

      19. Entire Agreement; Previous Agreement. Except as otherwise specifically provided herein, this Agreement contains the entire agreement between the parties and no statements, promises or inducements made by any party hereto, or agent of either party, which are not contained in this Agreement shall be valid or binding; provided, however, that the matters dealt with herein supersede previous written agreements between the parties on the same subject matters only to the extent such previous provisions are inconsistent with this Agreement and other provisions in written agreements between the parties not inconsistent with this Agreement are not affected. This Agreement may not be enlarged, modified or altered except in writing signed by the parties.

      20. Nonwaiver. The failure of Company to insist upon strict performance of the terms of this Agreement, or to exercise any option herein, shall not be construed as a waiver or a relinquishment for the future of such term or option, but rather the same shall continue in full force and effect.

      21. Notices. All notices, requests, demands and other communications required or permitted by this Agreement or by any statute relating to this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed, first-class, certified mail, postage prepaid, addressed as follows:

            To Company:       BellSouth Corporation
                              Office of the General Counsel
                              Suite 2002
                              1155 Peachtree Street, N.E.
                              Atlanta, Georgia 30309-3610

            To Executive:     F. D. Ackerman

      22. Pooling of Interests Accounting Treatment. Notwithstanding anything to the contrary in this Agreement, if the application of any provision(s) of this Agreement, including without limitation the grant of Equity Awards described in
Section 3, or of the Agreement in its entirety, would preclude the use of pooling of interests accounting treatment with respect to a transaction for which such treatment otherwise is available and to be adopted by Company, this Agreement shall be modified as it applies to such transaction, to the minimum extent necessary to prevent such impact, including if necessary the invalidation of such provisions (or the entire Agreement, as the case may be). If the pooling of interests accounting rules require modification or invalidation of one or more provisions of this Agreement as it applies to such transaction, the adverse impact on Executive shall, to the extent reasonably possible, be proportionate to the adverse impact on other similarly situated employees of Company. The Board of Directors of Company shall, in its sole and absolute discretion, make all determinations necessary under this subsection; provided, that determinations regarding the application of the pooling of interests accounting rules for these purposes shall be made by Company with the concurrence of Company's independent auditors at the time such determination is to be made. If the Equity Awards as described in Section 3 of this Agreement are invalidated by operation of this Section 22, all provisions of this Agreement (including without limitation the restrictive covenants described in Sections 8, 9, 10, 11 and 12 of this Agreement), other than the provisions of Section 5 regarding death or Disability, shall likewise be invalidated, and the Prior Separation Agreement shall be reinstated with full force and effect as if this Agreement had never been executed. If all of the benefits to Executive described in Sections 3, 4, 5, and 6 of this Agreement are invalidated by operation of this
Section 22, the entire Agreement (including without limitation the restrictive covenants described in Sections 8, 9, 10, 11 and 12 of this Agreement) shall likewise be invalidated. If this entire Agreement is invalidated by operation of this Section 22, the Prior Separation Agreement shall be reinstated with full force and effect as if this Agreement had never been executed.

      23. Nonduplication. Notwithstanding any other provisions of this Agreement, if Executive becomes entitled to severance benefits under Article III of the CIC Agreement, such severance benefits shall be in lieu of any benefits to which Executive is otherwise entitled under this Agreement, other than the Equity Awards. Except as otherwise specifically provided in this Section 23, both this Agreement and the CIC Agreement shall continue in full force and effect, and Article X(e) of the CIC Agreement shall be interpreted consistently herewith.

      24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

      25. Governing Law; Consultation with Counsel. This Agreement shall be construed under and governed by the laws of the State of Georgia. Executive has been advised to consult with an attorney, acknowledges having had ample opportunity to do so and fully understands the binding effect of this Agreement.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative, and Executive has executed this Agreement, as of the date written above.

EXECUTIVE:                          BELLSOUTH CORPORATION:
                                    By:
----------------------------           -----------------------------------------
F. D. Ackerman                      Title: Vice President - Human Resources


Exhibit A

                          EXECUTIVE SEVERANCE AGREEMENT

      THIS AGREEMENT is made and entered into as of the ____ day of ______________, 19__, by and between BellSouth Corporation, a Georgia corporation (the "Company"), and ____________________ (the "Executive").

      Reasons for This Agreement. The Company recognizes the valuable services that the Executive has rendered and continues to render to the Company and its Affiliated Companies. On behalf of itself, its Affiliated Companies and its shareholders, the Company desires to encourage the Executive's continued service and dedication in the performance of the Executive's duties, and attention to the business and affairs of the Company and its Affiliated Companies, notwithstanding the possibility, threat or occurrence of a change in control. The Company believes that it is in the best interests of the Company and its shareholders to minimize the distractions, risks and uncertainties for the Executive which may be expected to arise in connection with a change in control by providing assurances to the Executive that the Executive will not be materially disadvantaged by a change in control.

      Agreement. In consideration of the Executive's continued service to the Company, the covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

I. Definitions.

      For purposes of this Agreement, the following terms shall have the meanings specified below:

      (a) "Affiliated Companies" shall mean all of the Company's subsidiaries, divisions, and other affiliated companies or entities.

      (b) "Cause" shall mean the Executive's willfully engaging in conduct that is demonstrably and materially injurious to the Company. For purposes of this subsection I(b), no act, or failure to act, on the part of the Executive shall be deemed "willful" unless committed by the Executive in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a certificate of a resolution duly adopted by the affirmative vote of not less than seventy-five percent (75%) of the entire membership of the Board of Directors of the Company, at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive has engaged in the conduct set forth in this subsection I(b) and specifying the particulars thereof in detail.

      (c) "Change in Control" shall mean:

            (i) any "person" (as such term is defined in the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of another entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding voting securities;

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

            (iii) the consummation of a merger, plan of reorganization, consolidation, share exchange, or other transaction, in one or a series of related transactions, involving the Company, if immediately following such merger, plan of reorganization, consolidation, share exchange, or other transaction or transactions the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing seventy percent (70%) or less of the combined voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation, share exchange, or other transaction or transactions;

            (iv) the consummation of a transaction involving the sale or other disposition by the Company or one or more of its Subsidiaries, in one or a series of related transactions, of interests in an entity or entities, or of assets, which for the most recent audited twelve-month period produced total operating revenues or net income aggregating more than thirty percent (30%) of the total operating revenues or net income of the Company and its Subsidiaries (taken as a whole), if following such transaction or transactions, any such entity is no longer a Subsidiary or such assets are no longer held by a Subsidiary;

            (v) the complete liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company; or

            (vi) the consummation of any other transaction which a majority of the Board of Directors of the Company, in its sole and absolute discretion, shall determine constitutes a Change in Control.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Confidential Information" shall mean information, whether generated internally or externally, relating to the Company's business or to the Affiliated Companies' businesses which derives economic value, actual or potential, from not being generally known to other persons and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality, including, but not limited to, studies and analyses, technical or nontechnical data, programs, patterns, compilations, devices, methods, models (including cost and /or pricing models and operating models), techniques, drawings, processes, employee compensation data, financial data (including marketing information and strategies and personnel data), lists of actual or potential customers or suppliers, and information relating to regulatory and business policies, plans, and strategies. For purposes of this Agreement, Confidential Information does not include information which is not a trade secret three (3) years after termination of Executive's employment with Company.

      (f) "Disability" shall mean an illness, injury or other incapacity which qualifies the Executive for long-term disability benefits under the principal management long-term disability plan of the Executive's employer.

      (g) "Excise Tax" shall have the meaning ascribed to such term in subsection VII(a) of this Agreement.

      (h) "Good Reason" shall mean the occurrence after a Change in Control, without the Executive's express written consent, of any of the following circumstances:

            (i) the assignment to the Executive of duties inconsistent with the Executive's status or responsibilities as in effect immediately prior to a Change in Control, including imposition of business travel obligations which differ materially from business travel obligations immediately prior to the Change in Control;

            (ii) diminution in the status or responsibilities of the Executive's position from that which existed immediately prior to the Change in Control, whether by reason of the Company ceasing to be a public company, becoming a subsidiary of a successor public company, or otherwise;

            (iii) a reduction in the Executive's annual base salary as in effect immediately before the Change in Control or the failure to pay a bonus award to which the Executive is otherwise entitled under any of the short-term or long-term incentive plans in which the Executive participates (or any successor incentive compensation plans) at the time such awards are usually paid;

            (iv) a change in the principal place of the Executive's employment, as in effect immediately prior to the Change in Control, to a location more than thirty-five (35) miles distant from the location of such principal place at such time;

            (v) the failure by the Company to continue in effect any bonus, incentive compensation, or stock option plan in which the Executive participates immediately prior to the Change in Control, unless an equivalent alternative compensation arrangement (embodied in an ongoing substitute or alternative plan) has been provided to the Executive, or the failure by the Company to continue the Executive's participation in any such bonus, incentive compensation or stock option plan on substantially the same basis, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the time of the Change in Control;

            (vi) (A) except as required by law, the failure by the Company to continue to provide to the Executive benefits substantially equivalent, in the aggregate, to those enjoyed by the Executive under the qualified and nonqualified employee pension and welfare benefit plans of the Company, including, without limitation, any pension, life insurance, medical, dental, health and accident, disability, retirement or savings plans in which the Executive was eligible to participate immediately prior to the Change in Control; (B) the taking of any action by the Company which would directly or indirectly materially reduce or deprive the Executive of the perquisites enjoyed by the Executive immediately prior to the Change in Control (including Company-paid and/or reimbursed club memberships, financial counseling fees and the like); or (C) the failure by the Company or a successor to provide the Executive with the number of paid vacation days (and the policies and practices for taking such days) as was provided under the Company's vacation policy or practice as was in effect immediately prior to the Change in Control;

            (vii) the failure of the Company or any successor to obtain a satisfactory written agreement from any successor to assume and agree to perform this Agreement, as contemplated in subsection IX(a); or

            (viii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of subsection II(b). For purposes of this Agreement, no such purported termination shall be effective except as constituting Good Reason.

      The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

      (i) "Gross-Up Payment" shall have the meaning ascribed to such term in subsection VII(a) of this Agreement.

      (j) "Notice of Termination" shall have the meaning ascribed to such term in subsection II(b) of this Agreement.

      (k) "Payments" shall have the meaning ascribed to such term in subsection VII(a) of this Agreement.

      (l) "Potential Change in Control" shall mean:

            (i) the Company (or an Affiliated Company) enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

            (ii) an individual or entity, or a group or groups of individuals or entities, acquires rights, whether pursuant to an agreement with the Company (or an Affiliated Company) or otherwise, the exercise of which would result in the occurrence of a Change in Control;

            (iii) an individual or entity (including the Company), or a group or groups of individuals or entities, publicly announces an intention to take or to consider taking action(s) which, if taken, would result in the occurrence of a Change in Control; or

            (iv) the Board of Directors of the Company adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

      (m) "Retirement" shall mean the Executive's voluntary termination of employment with the Company, other than for Good Reason, and in accordance with the Company's retirement policy generally applicable to its employees or in accordance with any outstanding or contemporaneous retirement arrangement established with respect to the Executive.

      (n) "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company and any joint venture, partnership or limited liability company (or other similar entity) of which fifty percent (50%) or more of the capital or profits interest is owned directly or indirectly by the Company.

      (o) "Tax Counsel" shall have the meaning ascribed to such term in subsection VII(b) of this Agreement.

      (p) "Termination" shall have the meaning ascribed to such term in subsection II(a) of this Agreement.

      (q) "Termination Date" shall mean:

            (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of his duties during such thirty (30) day period); and

            (ii) if the Executive's employment is terminated for Cause or Good Reason or for any reason other than death or Disability, the date specified in the Notice of Termination (which in the case of a termination for Cause shall not be less than thirty (30) days and in the case of a termination for Good Reason shall not be less than thirty (30) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

      (r) "Tier I Officer" shall mean the chief executive officer of the Company, the Company's senior strategic planning officer, the Company's senior mergers and acquisitions officer, the chief financial officer of the Company, the chief legal officer of the Company, and any other officer of the Company or of a Subsidiary, elected by the Company's Board of Directors, who is assigned to the Company's officer compensation Band A (or successor compensation level).

      (s) "Tier II Officer" shall mean any officer of the Company or of a Subsidiary, elected by the Company's Board of Directors, who is assigned to the Company's officer compensation Band B (or successor compensation level) and who is not described in subsection I(r).

      (t) "Tier IIA Officer" shall mean any officer of the Company or of a Subsidiary, elected by the Company's Board of Directors, who is assigned to the Company's officer compensation Band BB (or successor compensation level) and who is not described in subsection I (r).

II. Termination of Employment Following Change in Control.

      (a) Entitlement to Benefits. If at the time a Change in Control occurs the Executive is either a Tier I Officer or a Tier II Officer or a Tier IIA Officer, the Executive shall be entitled to the benefits provided in Section III hereof upon the subsequent termination of his employment with the Company (or its successor) within two (2) years after the occurrence of the Change in Control, unless such termination is (i) a result of the Executive's death or Retirement,
(ii) for Cause, (iii) a result of the Executive's Disability, or (iv) by the Executive other than for Good Reason. Such termination of the Executive's employment which is not as a result of the

Executive's death, Retirement or Disability and (x) if by the Company, is not for Cause, or (y) if by the Executive, is for Good Reason, shall be referred to hereinafter as a "Termination."

      If, within two (2) years after the occurrence of a Change in Control, such Executive's employment shall be terminated for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full base salary through the Termination Date at the rate in effect at the time Notice of Termination is given and shall pay any amounts to be paid to the Executive pursuant to any other compensation plans, programs or employment agreements then in effect, and the Company shall have no further obligations to the Executive under this Agreement.

      (b) Notice of Termination. Any termination of the Executive's employment, within two (2) years after the occurrence of a Change in Control, by the Company or by the Executive, shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific provision of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

      (c) Potential Change in Control. If, after a Potential Change in Control has occurred, the Executive's employment with the Company or a Subsidiary employing the Executive is terminated under circumstances which would constitute a Termination if a Change in Control had occurred, and such termination was at the request of a party who has taken steps to effect a Change in Control or who is otherwise involved in the Potential Change in Control, or was otherwise caused by the Potential Change in Control, then for all purposes of this Agreement, (i) a Change in Control shall be deemed to have occurred at the time such Potential Change in Control occurred, and (ii) such termination shall be deemed to have been a Termination (if such termination would have constituted a Termination had it followed an actual Change in Control). Notwithstanding the foregoing, the two (2) year period described in the first sentence of subsection II(a) of the Agreement shall not commence upon any such deemed Change in Control.

III. Compensation Upon Termination of Employment Following Change in Control.

      Upon a Termination of the Executive's employment, the Executive shall be entitled to the following benefits:

      (a) Severance Payment. The Company shall pay to the Executive as a severance allowance, no later than the seventh (7th) day following the Termination Date, a lump sum cash payment equal to the applicable percentage of the sum of (1) the Executive's Base Salary in effect immediately before the Change in Control plus (2) the amount of the Standard Award applicable to the Executive under the BellSouth Corporation Short Term Incentive Plan, or successor plan ("STIP"), for the Award Year in which the Change in Control occurs. The "applicable percentage" as used in the preceding sentence shall be
(i) 300%, if immediately before the Change in Control the Executive was a Tier I Officer, (ii) 200%, if immediately before the Change in Control the Executive was a Tier II Officer and (iii) 250%, if immediately before the Change in Control the Executive was a Tier IIA Officer.

            For purposes of this Section III, (A) the term "Base Salary" shall refer to the gross annual base salary payable to the Executive including the amount of any before-tax and after-tax contributions made by the Executive from such salary to or under any Code Section 125 plan, to or under any Code Section 401(k) plan, such as the BellSouth Retirement Savings Plan or other plan(s) sponsored by the Company or an Affiliated Company, or a successor to any such plan, and the amount of any other deferrals of such salary under any nonqualified deferred compensation plans or arrangements maintained by the Company or an Affiliated Company, and (B) the terms "Standard Award" and "Award Year" shall have the meanings ascribed to such terms under STIP, or comparable terms used in any successor plan.

      (b) Short Term Award. The Company shall pay the Executive, no later than the seventh (7th) day following the Termination Date, a lump sum cash payment equal to the amount of the Standard Award applicable to the Executive under STIP for the Award Year in which the Termination occurs, multiplied by the greater of
(i) one hundred percent (100%), or (ii) the percentage which would be payable under STIP based on actual performance results as of the most recently completed calendar quarter, in either case pro rated to the Termination Date. Such amount shall offset (dollar for dollar) any obligation the Company or any Affiliated Company may have under STIP to the Executive, but the Executive shall in no event be required to repay any such amount should, for example, it exceed the amount to which the Executive would otherwise have become entitled under STIP.

      (c) Long Term Award. The Company shall pay to the Executive, no later than the seventh (7th) day following the Termination Date, a lump sum cash payment equal to the amount determined by multiplying the number of units outstanding for the Executive for all performance periods under the BellSouth Corporation Shareholder Return Cash Plan, or successor plan ("SRCP"), by the value of all dividends accrued under SRCP to such date and by multiplying such amount by the greater of (i) one hundred percent (100%), or (ii) the percentage which would be payable under SRCP based on actual performance results as of the most recently completed calendar quarter. Such amount shall offset (dollar for dollar) any obligation the Company or any Affiliated Company may have under SRCP to the Executive, but the Executive shall in no event be required to repay any such amount should, for example, it exceed the amount to which the Executive would otherwise have become entitled under SRCP.

      (d) Vesting of Executive Benefits. All benefits of the Executive under nonqualified deferred compensation plans and agreements (including without limitation the BellSouth Corporation Deferred Compensation Plan, the BellSouth Corporation Deferred Income Plan, the BellSouth Corporation Compensation Deferral Plan, and the successors(s) to any such plan(s)), nonqualified supplemental retirement and excess benefit plans (including without limitation the BellSouth Corporation Supplemental Executive Retirement Plan and the nonqualified excess benefit plan described in the BellSouth Personal Retirement Account Pension Plan, and the successor(s) to any such plan(s)), and life insurance plans or arrangements available only to executives or senior management (including without limitation the BellSouth Corporation Executive Life Insurance Plan and the BellSouth Corporation Senior Manager Life Insurance Plan, and the successor(s) to any such plan(s)), in which the Executive is a participant or to which the Executive is a party, shall be immediately vested and all benefits and rights earned or accrued under such plans and agreements through the Termination Date shall thereafter be nonforfeitable. Without limiting the generality of the foregoing, all such benefits shall no longer be subject to any reduction or forfeiture under, for example, any requirement, provision or restriction in any plan or agreement regarding competition with BellSouth or any Affiliated Company, recalculation of benefits as a result of changes in the law (or interpretations thereof), or the continued performance of services to the Company or Affiliated Companies. If the Executive is described in Section 4.4 (a)(i)(B)(4) of the BellSouth Corporation Supplemental Executive Retirement Plan, which provides service credit under that plan for service with a former affiliate of the Company, or comparable provision of any successor plan, the Executive's benefit under such plan shall be calculated as if his credit for service with a former affiliate has been fully earned under such provision prior to the Termination.

      (e) Outplacement Services. The Company shall make available to the Executive, at the Company's expense, outplacement services, the scope and provider of which shall be selected by the Executive. The maximum amount for which the Company shall be responsible under this subsection III (e) shall be
(i) $30,000, if immediately before the Change in Control the Executive was a Tier I Officer, (ii) $20,000, if immediately before the Change in Control the Executive was a Tier II Officer, and (iii) $25,000, if immediately before the Change in Control the Executive was a Tier IIA Officer.

      (f) No Mitigation. The Executive shall not be required to mitigate the amount of any payment provided for in this Section III, nor shall the amount of any payment or benefit provided for in this Section III be reduced by any compensation earned by the Executive as the result of employment by another employer or by retirement or other benefits received after the Termination Date or otherwise. The Company's obligation to make payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company or any Affiliated Company may have against the Executive or other parties.

IV. Stock Options.

      Upon a Change in Control, all nonqualified stock options, incentive stock options, and stock appreciation rights previously granted to the Executive under the BellSouth Corporation Stock Option Plan and the BellSouth Corporation Stock Plan, and any successor plan(s), which are not already vested, shall be vested and immediately exercisable (subject to the otherwise applicable terms of such plans and related option agreements).

V. Legal Fees and Expenses.

      The Company shall pay to the Executive all legal fees and expenses as and when incurred by the Executive in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement, regardless of the outcome, unless in the case of a legal action brought by or in the name of the Executive, a final determination is made by a court of competent jurisdiction that such action was not brought by the Executive in good faith.

VI. Interest.

      If the Company fails to make, or cause to be made, any payment provided for herein by the date on which the payment is due, the Company shall make such payment together with interest thereon. The interest shall accrue and be compounded monthly. The interest rate shall be a per annum rate equal to 120 percent of the prime rate as reported by The Wall Street Journal for the first business day of each month, effective for the ensuing month. The interest rate shall be adjusted at the beginning of each month.

VII. Gross-Up For Excise Taxes.

      (a) Gross-Up Payments. In the event that any payment or the value of any benefit received or to be received by the Executive in connection with the Executive's Termination or contingent upon a Change in Control, whether received or to be received pursuant to the terms of this Agreement or of any other plan, arrangement or agreement (the "Payments"), would be subject to the excise tax imposed by Code Section 4999 or any comparable federal, state or local excise tax (such excise taxes, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), as determined as provided below, the Company shall pay to or for the benefit of the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of the Excise Tax on the Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section VII, and any interest, penalties or additions to tax payable by the Executive with respect thereto, shall be equal to the total value of the Payments. The intent of the parties is that the Company shall be solely responsible for and shall pay any Excise Tax on any Payments and the Gross-Up Payment and any income and employment taxes (including, without limitation, penalties and interest) imposed on any Gross-Up Payments as well as any loss of deduction caused by the Gross-Up Payment.

      (b) Determinations Regarding Gross-Up Payments. All determinations required to be made under this Section VII, including without limitation whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by tax counsel selected by the

Company and reasonably acceptable to the Executive ("Tax Counsel"). The Company shall instruct the Tax Counsel to timely provide the data required by this
Section VII to the Executive. All fees and expenses of the Tax Counsel shall be paid solely by the Company. Any Excise Tax as determined pursuant to this subsection VII(b) shall be paid by the Company to the Internal Revenue Service or other appropriate taxing authority on the Executive's behalf promptly after receipt of the Tax Counsel's determination. If the Tax Counsel determines that there is substantial authority, within the meaning of Section 6662 of the Code (or appropriate authority under any successor provisions), that no Excise Tax is payable by the Executive, the Tax Counsel shall furnish the Executive with a written opinion that failure to disclose or report the Excise Tax on the Executive's federal income tax return will not constitute a substantial understatement of tax or be reasonably likely to result in the imposition of a negligence or similar penalty. Any determination by the Tax Counsel shall be binding upon the Company, absent manifest error.

      (c) Overpayments, Underpayments. As a result of the uncertainty in the application of Section 4999 of the Code, at the time of the initial determination by the Tax Counsel hereunder it is possible that Gross-Up Payments not made by the Company should have been made ("underpayments"), or that Gross-Up Payments will have been made by the Company which should not have been made ("overpayments"). In either such event, the Tax Counsel shall determine the amount of the underpayment or overpayment that has occurred. In the case of an underpayment, the amount of such underpayment shall be promptly paid by the Company to or for the benefit of the Executive. In the case of an overpayment, the Executive shall, at the direction and expense of the Company, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Company, and otherwise reasonably cooperate with the Company to correct such overpayment; provided, however, that (i) the Executive shall not in any event be obligated to return to the Company an amount greater than the net after-tax portion of the overpayment that he has retained or has recovered as a refund from the applicable taxing authorities and (ii) this provision shall be interpreted in a manner consistent with the intent of this Section VII, which is to make the Executive whole, on an after-tax basis, from the application of the Excise Tax, it being understood that the correction of an overpayment may result in the Executive repaying to the Company an amount which is less than the overpayment.

VIII. Confidential Information.

      Executive agrees to protect all Confidential Information. Executive will not use, except in connection with work for Company or Affiliated Companies, threaten to use, disclose or threaten to disclose, give or threaten to give to others any Confidential Information.

IX. Successors; Enforcement; Dispute Resolution.

      (a) Obligations of Successors. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company is required to perform it. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled hereunder if the Executive had terminated employment for Good Reason following a Change in Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date. As used in this Agreement, the "Company" shall mean the Company as hereinabove defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

      (b) Enforceable by Beneficiaries. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees (the "Beneficiaries"). In the event of the death of the Executive while any amount would still be payable hereunder if such death had not occurred, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiaries.

      (c) Pooling of Interests Accounting Treatment. Notwithstanding anything to the contrary in this Agreement, if the application of any provision(s) of this Agreement, or of the Agreement in its entirety, would preclude the use of pooling of interests accounting treatment with respect to a transaction for which such treatment otherwise is available and to be adopted by the Company, this Agreement shall be modified as it applies to such transaction, to the minimum extent necessary to prevent such impact, including if necessary the invalidation of such provisions (or the entire Agreement, as the case may be) to the extent they otherwise would have been triggered by such transaction. If the pooling of interests accounting rules require modification or invalidation of one or more provisions of this Agreement as it applies to such transaction, the adverse impact on the Executive shall, to the extent reasonably possible, be proportionate to the adverse impact on other similarly situated employees of the Company. The Board of Directors of the Company shall, in its sole and absolute discretion, make all determinations necessary under this subsection; provided, that determinations regarding the application of the pooling of interests accounting rules for these purposes shall be made by the Company with the concurrence of the Company's independent auditors at the time such determination is to be made.

      (d) Governing Law. Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of Georgia.

      (e) Dispute Resolution. The parties agree to attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by mediation in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes. If the matter has not been resolved pursuant to the aforesaid mediation procedure within 60 days of the commencement of such procedure (which period may be extended by mutual agreement), or if either party will not participate in a mediation, the controversy shall be settled by arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, by a sole arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Atlanta, Georgia, unless otherwise agreed upon. The arbitrator is not empowered to award punitive or other damages that are in excess of actual, contractual damages.

X. General Provisions.

      (a) Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in effect until the earliest of (a) January 1, 2000, if no Change in Control or Potential Change in Control has occurred before that date or, if as of such date a Potential Change in Control shall have occurred, the earliest date thereafter on which the threat of such Potential Change in Control becoming a Change in Control is eliminated; (b) the termination of the Executive's employment with the Company for any reason prior to a Potential Change in Control; (c) the termination of the Executive's employment with the Company, other than as described in subsection II(c), prior to a Change in Control; (d) the Company's termination of the Executive's employment for Cause, or the Executive's resignation for other than Good Reason, following a Change in Control. Notwithstanding the foregoing, commencing on January 1, 2000 (or such later expiration date prescribed by clause (a) of the preceding sentence), and on the third anniversary of such date, and successive third anniversaries thereafter, the expiration date prescribed by clause (a) of the preceding sentence shall automatically be extended for an additional three (3) years unless, not later than one hundred eighty (180) days prior to the date on which this Agreement would otherwise automatically be extended, one of the parties hereto shall have given notice to the other party that it (or he or she) does not wish to extend the term of this Agreement. Notwithstanding anything to the contrary in this Agreement, this Agreement shall in no event terminate before both the Company and the Executive have fulfilled, or have had satisfied, all of their rights, obligations and liabilities under this Agreement.

      (b) Amendment. No amendment or modification to this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

      (c) Disposition of Employer. In the event the Executive is employed by a Subsidiary, the terms of this Agreement shall expire if such Subsidiary is sold or otherwise disposed of prior to a Change in Control (and in a transaction which is not a Change in Control) unless the Executive continues in employment with the Company or a Subsidiary after such sale or other disposition. If the Company or Subsidiary employing the Executive is sold or disposed of following a Change in Control, this Agreement shall continue through its original term or any extended term then in effect.

      (d) Withholding. All payments made hereunder shall be reduced by any applicable federal, state, or local withholding or other taxes or charges as may be required by applicable law.

      (e) Nonduplication. If an Executive who becomes entitled to the benefits described in Section III shall also be entitled to severance pay or enhanced benefits, or both, under the terms of a contract or arrangement (other than a benefit plan or arrangement generally applicable to executives), including without limitation agreements entered into by the Executive and the Company or a Participating Company in connection with executive succession planning, the Executive shall be entitled to the benefits under Section III only if the Executive waives and relinquishes all rights to all such payments and benefits under such other contract or arrangement.

      (f) Notices. All notices provided for in this Agreement shall be in writing. Notices to the Company shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to Room 19A01, 1155 Peachtree Street, N.E., Atlanta, Georgia 30309-3610, Attention:
Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either the Company or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

      (g) Waivers. No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

      (h) Severability. If any provision of this Agreement shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under this Agreement shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under this Agreement, and if the making of any payment in full or the provision of any other benefit required under this Agreement in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under this Agreement.

      (i) Agents. The Company may make arrangements to cause any agent or other party, including an Affiliated Company, to make any payment or to provide any benefit that the Company is required to make or to provide hereunder; provided, that no such arrangement shall relieve or discharge the Company of its obligations hereunder except to the extent that such payments or benefits are actually made or provided.

      (j) Headings. The headings of the various sections and subsections of this Agreement are solely for convenience and shall not be relied upon in construing the provisions of the Agreement. Any reference to a section or subsection shall refer to a section or subsection of the Agreement unless specified otherwise.

      (k) Gender and Number. Any use of gender in this Agreement will be deemed to include all genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

      (l) Entire Agreement. This Agreement contains the entire agreement between the parties and no statements, promises or inducements made by any party hereto, or agents of either party, which are not contained in this Agreement shall be valid or binding; provided, however, that except as expressly provided herein the matters dealt with herein supersede previous written agreements between the parties on the same subject matters only to the extent such previous provisions are inconsistent with this Agreement and other provisions in written agreements between the parties not inconsistent with this Agreement are not affected.

      (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

      (n) Employment. Except in the event of a Change in Control and, thereafter, only as specifically set forth in this Agreement, nothing in this Agreement shall be construed to (i) limit in any way the right of the Company or a Subsidiary to terminate the Executive's employment at any time for any reason or for no reason; or (ii) be evidence of any agreement or understanding, expressed or implied, that the Company or a Subsidiary will employ the Executive in any particular position, on any particular terms or at any particular rate remuneration.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EXECUTIVE:                          BELLSOUTH CORPORATION

                                    By:
----------------------------           -----------------------------------------
                                    Title:
                                          --------------------------------------


Exhibit B

                              BELLSOUTH CORPORATION
                             EQUITY AWARD AGREEMENT

      THIS AGREEMENT is made and entered into as of the 23rd day of November, 1998, by and between BellSouth Corporation, a Georgia corporation (the "Company") and Mr. F. D. Ackerman (the "Executive"):

      In consideration of the mutual covenants, terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, pursuant to action of its Board of Directors (the "Board") approving the agreement between the parties hereto of even date herewith and this Agreement, the Company and the Executive, hereby agree to the terms of this Equity Award Agreement (the "Agreement"):

1. Equity Awards.

      (a) Non-qualified Stock Option. The Company hereby grants a Non-qualified Stock Option (the "NQSO") to the Executive to purchase from the Company Six Hundred Seventy-Four Thousand Four Hundred Fifty-Nine (674,459) shares of the Company's common stock, $1.00 par value (the "Stock"), at an option price per share of $82.00 (the "Option Price"), effective as of the date set forth above.

      (b) Restricted Stock. The Company hereby grants to the Executive Seventy-Six Thousand Two Hundred Twenty (76,220) restricted shares of the Company's Stock (the "Restricted Stock"), effective as of the date set forth above.

2. Vesting of Equity Awards. Subject to the following provisions of this Agreement (i) twenty percent (20%) of the NQSO shall become exercisable each year on the date of the Executive's birthday, with the first 20% becoming exercisable on the Executive's sixtieth (60th) birthday, and with each additional 20% becoming exercisable on each subsequent birthday, provided that at each such date the Executive remains employed by the Company, and (ii) twenty percent (20%) of the Restricted Stock shall become vested each year on the date of the Executive's birthday, with the first 20% vesting on the Executive's sixtieth (60th) birthday, and with each additional 20% vesting on each subsequent birthday, provided that at each such date the Executive remains employed by the Company. In the event that the Executive's employment terminates between the Executive's birthdays, there will be no pro rata vesting of Restricted Stock, or additional options becoming exercisable under the NQSO, for the portion of the year the Executive is employed between the last birthday and the date of termination.

3. Definitions. For purposes of this Agreement, the following terms shall have the meaning as specified below:

      (a) "Cause" - Executive's willfully engaging in conduct that is demonstrably and materially injurious to the Company. For purposes of this subsection, no act, or failure to act, on the part of the Executive shall be deemed "willful" unless committed by the Executive in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a certificate of a resolution duly adopted by the affirmative vote of not less than seventy-five percent (75%) of the entire membership of the Board at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive has engaged in the conduct set forth in this subsection and specifying the particulars thereof in detail.

      (b) "CIC Agreement" - the Executive Severance Agreement entered into by and between the Executive and the Company on October 17, 1996, providing certain benefits in the event of a change in corporate control of the Company, attached hereto as Exhibit "A" and incorporated by this reference herein.

      (c) "Disability" - an illness, injury or other incapacity which qualifies the Executive for long-term disability benefits under the principal management long-term disability plan of the Company.

      (d) "Equity Awards" - the NQSO and the Restricted Stock granted pursuant to this Agreement.

      (e) "Executive's Beneficiary" - the beneficiary or beneficiaries named from time to time by the Executive as his beneficiary for purpose of the Equity Awards. Each designation shall be on a form, as prescribed by the Company, will be effective only when received by the Company, and will revoke all prior designations by the Executive. If the Executive dies with no such beneficiary designation in effect, his beneficiary shall be his estate, and his Equity Awards will pass under the terms of his will or pursuant to the laws of descent and distribution applicable to the Executive, as the case may be.

      (f) "Good Reason" - the occurrence, without the Executive's express written consent, of any of the following circumstances:

            (1) the assignment to the Executive of duties inconsistent with the Executive's status or responsibilities as in effect immediately prior to such assignment, including imposition of business travel obligations which differ materially from prior business travel obligations;

            (2) diminution in the status or responsibilities of the Executive's position from that which existed immediately prior to such change, whether by reason of the Company ceasing to be a public company, becoming a subsidiary of a successor public company, or otherwise;

            (3) a reduction in the Executive's annual base salary as in effect immediately before such reduction or the failure to pay a bonus award to which the Executive is otherwise entitled under any of the short-term or long-term incentive plans in which the Executive participates (or any successor incentive compensation plans) at the time such awards are usually paid;

            (4) a change in the principal place of the Executive's employment, as in effect immediately prior to such change, to a location more than thirty-five (35) miles distant from the location of such principal place at such time;

            (5) the failure by the Company to continue in effect any bonus, incentive compensation, or stock plan in which the Executive participates, unless an equivalent alternative compensation arrangement (embodied in an ongoing substitute or alternative plan) has been provided to the Executive, or the failure by the Company to continue the Executive's participation in any such bonus, incentive compensation or stock plan on substantially the same basis, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants; and

            (6) (A) except as required by law, the failure by the Company to continue to provide to the Executive benefits substantially equivalent, in the aggregate, to those enjoyed by the Executive under the qualified and nonqualified employee pension and welfare benefit plans of the Company, including, without limitation, any pension, life insurance, medical, dental, health and accident, disability, retirement or savings plans in which the Executive was eligible to participate immediately prior thereto; (B) the taking of any action by the Company which would directly or indirectly materially reduce or deprive the Executive of the perquisites enjoyed by the Executive immediately before such action (including the Company-paid and/or reimbursed club memberships, financial counseling fees and the like); or (C) the failure by the Company or a successor to provide the Executive with the number of paid vacation days (and the policies and practices for taking such days) as was previously provided under the Company's vacation policy or practice.

The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

      (g) "Person" - any individual, corporation, bank, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental or other legal or business entity.

4. Retirement. If the Executive's employment with the Company is terminated due to retirement at or after age 65, or with the consent of the Board at or after age 60, the NQSO shall be fully exercisable and the Restricted Stock shall be fully vested.

5. Death or Disability. If the Executive's employment with the Company is terminated by reason of the Executive's death or Disability, at or after age 60, the NQSO shall be fully exercisable and the Restricted Stock shall be fully vested.

6. Other Terminations of Employment. If the Executive's employment with the Company is terminated, at or after age 60, either (i) by the Company other than for Cause, or (ii) by the Executive for Good Reason, the NQSO shall be fully exercisable and the Restricted Stock shall be fully vested.

7. Change in Control.

      (a) NQSO. If prior to the Executive's termination of employment, a Change in Control of the Company occurs, as that term is defined in the CIC Agreement, the NQSO shall be fully exercisable.

      (b) Restricted Stock. If prior to the Executive's termination of employment, a Change in Control of the Company occurs, as that term is defined in the CIC Agreement, and within two (2) years after the occurrence of the Change in Control the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company other than for Cause, or by the Executive for Good Reason, the Restricted Stock shall be fully vested.

8. Pooling of Interests Accounting Treatment. Notwithstanding anything to the contrary in this Agreement, if the application of any provision(s) of this Agreement, or of the Agreement in its entirety, would preclude the use of pooling of interests accounting treatment with respect to a transaction for which such treatment otherwise is available and to be adopted by the Company, this Agreement shall be modified as it applies to such transaction, to the minimum extent necessary to prevent such impact, including if necessary the invalidation of such provisions (or the entire Agreement, as the case may be). The Board shall, in its sole and absolute discretion, make all determinations necessary under this paragraph; provided, that determinations regarding the application of the pooling of interests accounting rules for these purposes shall be made by the Company with the concurrence of the Company's independent auditors at the time such determination is to be made.

9. NQSO. Only with respect to the grant of the NQSO, the following provisions apply:

      (a) Expiration. The NQSO shall expire, and the Executive shall have no further rights with respect to the NQSO under the terms of this Agreement, on the earlier of:

            (1) the date the NQSO has been exercised in full under this Agreement; or

            (2) the twelfth anniversary of the date of this Agreement.

      (b) Forfeiture. In the event of the Executive's termination of employment, any portion of the NQSO that has not become exercisable in accordance with the provisions of this Agreement shall be forfeited, and shall no longer be exercisable. The portion of the NQSO that is not so forfeited, by reason of being exercisable prior to or upon termination of employment, shall remain exercisable until it would otherwise expire under the foregoing provisions of this Agreement.

      (c) Method of Exercise. This NQSO may be exercised by properly completing and actually delivering the applicable Notice of Exercise Form, in whole or in part (but if in part, in an amount equal to at least 100 shares or, if less, the number of shares remaining to be exercised under the NQSO), on any business day of the Company after the NQSO (or such portion thereof) has become exercisable and has not expired or been forfeited, to the Company, together with payment in full of the Option Price for the shares of Stock the Executive desires to purchase through such exercise in the manner specified in the Notice of Exercise Form. As provided in the Notice of Exercise Form, payment may be made in the form of cash or shares of Stock, or a combination of cash and shares of Stock.

      (d) Effective Date of Exercise. An exercise under paragraph 9(c) shall be effective on the date a properly completed Notice of Exercise Form, together with full payment of the Option Price, actually is delivered to and accepted by the executive compensation group at the Company headquarters, or as otherwise specified in an applicable Notice of Exercise Form.

      (e) Value of Stock. Any shares of Stock which are tendered to the Company as payment and any shares of Stock which are transferred by the Company shall be valued at their fair market value on the date as of which the exercise is effective or, if the exercise is effective on a date other than a business day for the New York Stock Exchange, on the immediately preceding business day. For purposes of this Agreement, fair market value shall equal, for any day, the average of the high and the low daily sales prices of a share of Stock on the New York Stock Exchange for that day or, if there are no sales on such day, for the most recent prior day on which a share of Stock was sold on the New York Stock Exchange.

      (f) Transferability. The Executive may transfer his rights under the NQSO by properly completing and delivering to the executive compensation group at the Company headquarters a Non-qualified Stock Option Assignment Form and satisfying such other conditions as the Company may impose, provided that such transfer is without consideration and to (i) one or more of the Executive's spouse, parents, spouse's parents, siblings, siblings' lineal descendents, children, children's lineal descendents, children's spouses and children's spouses' lineal descendents, including in all cases legally adopted individuals, or (ii) a trust, partnership or similar entity for the benefit solely of one or more of the family members described above. The rights of any such transferee thereafter shall be non-transferable except that such transferee, where applicable under the terms of the transfer by the Executive, shall have the right previously held by the Executive to designate a Beneficiary. The Executive may make such a transfer of his rights with respect to less than all of the total number of shares of Stock subject to the NQSO provided that each such transfer shall apply to at least twenty percent (20%) of the total number of shares of Stock initially subject to the Agreement.

      (g) Stockholder Status. The Executive shall have no rights as a stockholder with respect to any shares of Stock under the NQSO under this Agreement before the date such shares have been duly issued to the Executive, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of other rights of any kind or description whatsoever respecting such Stock.

      (h) Exercise Restrictions. The Company shall have the right to restrict or otherwise delay the issuance of any shares of Stock purchased or paid under this Agreement until the requirements of any applicable laws or regulations and any stock exchange requirements have been in the Company's judgment satisfied in full. Furthermore, any shares of Stock which are issued as a result of purchases or payments made under this Agreement shall be issued subject to such restrictions and conditions on any resale and on any other disposition as the Company shall deem necessary or desirable under any applicable laws or regulations or in light of any stock exchange requirements.

10. Restricted Stock. Only with respect to the grant of the Restricted Stock, the following provisions apply:

      (a) Stock Certificates. The certificates for the Stock (the "Certificates") shall be registered in the name of the Executive. The Executive, immediately upon receipt of the Certificates, shall execute with the Company an escrow agreement provided by the Company for this purpose substantially in the form attached hereto as Exhibit "B" (the "Escrow Agreement") and deposit the Certificates with the escrow agent under such agreement (the "Escrow Agent") together with stock powers appropriately endorsed in blank. After the Executive becomes vested in the Restricted Stock in accordance with the foregoing provisions of this Agreement, the Escrow Agent shall release the applicable Certificate representing the number of vested Stock shares to the Executive (or to his Beneficiary or his legal representative, if appropriate). In the event of the Executive's termination of employment, any shares of Restricted Stock that are not vested in accordance with the foregoing provisions of this Agreement shall be forfeited, and the Escrow Agent shall transfer the applicable Certificate representing the number of forfeited shares of Stock to the Company.

      (b) Stockholder Status. The Executive shall have all of the rights of a stockholder with respect to the Restricted Stock prior to any forfeiture, including the right to vote the Stock and to receive all regular cash dividends paid with respect to the Stock, subject to terms of this Agreement and the Escrow Agreement. Notwithstanding the above, the Executive shall have no right to sell, assign, transfer, exchange or encumber or make subject to any creditor's process, whether voluntary or involuntary or by operation of law, any of his interest in Stock to the extent not then vested under the foregoing provisions, and any attempt to do so shall be of no effect. In addition, all shares of capital stock or other securities issued with respect to or in substitution of any Stock not then vested under the foregoing provisions, whether by the Company or by another issuer, any cash or other property received on account of a redemption of such Stock or with respect to such Stock upon the liquidation, sale or merger of the Company, and any other distributions with respect to such Stock with the exception of regular cash dividends, shall remain subject to the terms and conditions of this Agreement.

11. Entire Agreement. Unless specifically provided herein, this Agreement contains the entire agreement between the parties with respect to the matters dealt with herein, and shall supersede previous written agreements between the parties on the same subject matters only to the extent such prior agreements are inconsistent with this Agreement and other provisions in written agreements between the parties not inconsistent with this Agreement are not affected. The parties hereto acknowledge that this Equity Award is not made pursuant to, or subject to, any stock plan currently administered by the Company, as of the date of signing.

12. Employment and Termination. This Agreement shall not give the Executive the right to continued employment by the Company shall not adversely affect the right of the Company to terminate the Executive's employment with or without cause at any time.

13. Securities Law Restrictions. The Executive acknowledges that the Stock issued pursuant to the Equity Awards shall be subject to such restrictions and conditions on any resale and on any other disposition as the Company shall deem necessary or desirable under any applicable laws or regulations or in light of any stock exchange requirements and that the Certificates shall bear legends as determined to be appropriate by the Company.

14. Tax Withholding. The Company shall have the right to withhold from any payment to the Executive, require payment from the Executive, or take such other action which the Company deems necessary to satisfy any income or other tax withholding or reporting requirements arising from the Equity Awards, and the Executive shall provide to the Company such information, and pay to it upon request such amounts, as it determines are required to comply with such requirements. With respect to exercises by a transferee or a transferee's Beneficiary, the Company shall not withhold any amount attributable to the Executive's tax liability from any payment of cash or shares of Stock to a transferee or a transferee's Beneficiary upon exercise of a transferred NQSO by such person, but may require the payment of an amount equal to the

Company's or any subsidiary's withholding tax obligation as a condition to such exercise or as a condition to the release of cash or shares of Stock upon such exercise.

15. Jurisdiction and Venue. The Executive consents to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia for all purposes in connection with any suit, action, or other proceeding relating to this Agreement or the Escrow Agreement, including the enforcement of any rights under this Agreement or the Escrow Agreement and any process or notice of motion in connection with such situation or other proceeding may be serviced by certified or registered mail or personal service within or without the State of Georgia, provided a reasonable time for appearance is allowed.

16. Modification of Agreement. The Executive's rights under this Agreement can be modified, suspended or canceled only in accordance with a written agreement between, and signed by, the parties hereto.

17. Adjustments. Notwithstanding paragraph 16, in the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange or other similar corporate transaction or event, affects Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Executive under this Agreement, then the Board, in such manner as it may deem equitable, shall adjust any or all of (i) the number of shares or kind of Stock which may thereafter be delivered in connection with Equity Awards, (ii) the number and kind of Stock that may be delivered or deliverable in respect of outstanding Equity Awards, and (iii) the exercise price, grant price, or purchase price relating to any Equity Award, or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Equity Award.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    BELLSOUTH CORPORATION:

                                    By:
                                       -------------------------------------
                                    Title:  Vice President - Human Resources


                                    F. D. ACKERMAN:


                                    ----------------------------------------

                              BELLSOUTH CORPORATION
                             EQUITY AWARD AGREEMENT

      THIS AGREEMENT is made and entered into as of the 23rd day of November, 1998, by and between BellSouth Corporation, a Georgia corporation (the "Company") and Mr. F. D. Ackerman (the "Executive"):

      In consideration of the mutual covenants, terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, pursuant to action of its Board of Directors (the "Board") approving the agreement between the parties hereto of even date herewith and this Agreement, the Company and the Executive, hereby agree to the terms of this Equity Award Agreement (the "Agreement"):

1. Equity Awards.

      (a) Non-qualified Stock Option. The Company hereby grants a Non-qualified Stock Option (the "NQSO") to the Executive to purchase from the Company Six Hundred Seventy-Four Thousand Four Hundred Fifty-Nine (674,459) shares of the Company's common stock, $1.00 par value (the "Stock"), at an option price per share of $82.00 (the "Option Price"), effective as of the date set forth above.

      (b) Restricted Stock. The Company hereby grants to the Executive Seventy-Six Thousand Two Hundred Twenty (76,220) restricted shares of the Company's Stock (the "Restricted Stock"), effective as of the date set forth above.

2. Vesting of Equity Awards. Subject to the following provisions of this Agreement (i) twenty percent (20%) of the NQSO shall become exercisable each year on the date of the Executive's birthday, with the first 20% becoming exercisable on the Executive's sixtieth (60th) birthday, and with each additional 20% becoming exercisable on each subsequent birthday, provided that at each such date the Executive remains employed by the Company, and (ii) twenty percent (20%) of the Restricted Stock shall become vested each year on the date of the Executive's birthday, with the first 20% vesting on the Executive's sixtieth (60th) birthday, and with each additional 20% vesting on each subsequent birthday, provided that at each such date the Executive remains employed by the Company. In the event that the Executive's employment terminates between the Executive's birthdays, there will be no pro rata vesting of Restricted Stock, or additional options becoming exercisable under the NQSO, for the portion of the year the Executive is employed between the last birthday and the date of termination.

3. Definitions. For purposes of this Agreement, the following terms shall have the meaning as specified below:

      (a) "Cause" - Executive's willfully engaging in conduct that is demonstrably and materially injurious to the Company. For purposes of this subsection, no act, or failure to act, on the part of the Executive shall be deemed "willful" unless committed by the Executive in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a certificate of a resolution duly adopted by the affirmative vote of not less than seventy-five percent (75%) of the entire membership of the Board at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive has engaged in the conduct set forth in this subsection and specifying the particulars thereof in detail.

      (b) "CIC Agreement" - the Executive Severance Agreement entered into by and between the Executive and the Company on October 17, 1996, providing certain benefits in the event of a change in corporate control of the Company, attached hereto as Exhibit "A" and incorporated by this reference herein.

      (c) "Disability" - an illness, injury or other incapacity which qualifies the Executive for long-term disability benefits under the principal management long-term disability plan of the Company.

      (d) "Equity Awards" - the NQSO and the Restricted Stock granted pursuant to this Agreement.

      (e) "Executive's Beneficiary" - the beneficiary or beneficiaries named from time to time by the Executive as his beneficiary for purpose of the Equity Awards. Each designation shall be on a form, as prescribed by the Company, will be effective only when received by the Company, and will revoke all prior designations by the Executive. If the Executive dies with no such beneficiary designation in effect, his beneficiary shall be his estate, and his Equity Awards will pass under the terms of his will or pursuant to the laws of descent and distribution applicable to the Executive, as the case may be.

      (f) "Good Reason" - the occurrence, without the Executive's express written consent, of any of the following circumstances:

            (1) the assignment to the Executive of duties inconsistent with the Executive's status or responsibilities as in effect immediately prior to such assignment, including imposition of business travel obligations which differ materially from prior business travel obligations;

            (2) diminution in the status or responsibilities of the Executive's position from that which existed immediately prior to such change, whether by reason of the Company ceasing to be a public company, becoming a subsidiary of a successor public company, or otherwise;

            (3) a reduction in the Executive's annual base salary as in effect immediately before such reduction or the failure to pay a bonus award to which the Executive is otherwise entitled under any of the short-term or long-term incentive plans in which the Executive participates (or any successor incentive compensation plans) at the time such awards are usually paid;

            (4) a change in the principal place of the Executive's employment, as in effect immediately prior to such change, to a location more than thirty-five (35) miles distant from the location of such principal place at such time;

            (5) the failure by the Company to continue in effect any bonus, incentive compensation, or stock plan in which the Executive participates, unless an equivalent alternative compensation arrangement (embodied in an ongoing substitute or alternative plan) has been provided to the Executive, or the failure by the Company to continue the Executive's participation in any such bonus, incentive compensation or stock plan on substantially the same basis, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants; and

            (6) (A) except as required by law, the failure by the Company to continue to provide to the Executive benefits substantially equivalent, in the aggregate, to those enjoyed by the Executive under the qualified and nonqualified employee pension and welfare benefit plans of the Company, including, without limitation, any pension, life insurance, medical, dental, health and accident, disability, retirement or savings plans in which the Executive was eligible to participate immediately prior thereto; (B) the taking of any action by the Company which would directly or indirectly materially reduce or deprive the Executive of the perquisites enjoyed by the Executive immediately before such action (including the Company-paid and/or reimbursed club memberships, financial counseling fees and the like); or (C) the failure by the Company or a successor to provide the Executive with the number of paid vacation days (and the policies and practices for taking such days) as was previously provided under the Company's vacation policy or practice.

The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

      (g) "Person" - any individual, corporation, bank, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental or other legal or business entity.

4. Retirement. If the Executive's employment with the Company is terminated due to retirement at or after age 65, or with the consent of the Board at or after age 60, the NQSO shall be fully exercisable and the Restricted Stock shall be fully vested.

5. Death or Disability. If the Executive's employment with the Company is terminated by reason of the Executive's death or Disability, at or after age 60, the NQSO shall be fully exercisable and the Restricted Stock shall be fully vested.

6. Other Terminations of Employment. If the Executive's employment with the Company is terminated, at or after age 60, either (i) by the Company other than for Cause, or (ii) by the Executive for Good Reason, the NQSO shall be fully exercisable and the Restricted Stock shall be fully vested.

7. Change in Control.

      (a) NQSO. If prior to the Executive's termination of employment, a Change in Control of the Company occurs, as that term is defined in the CIC Agreement, the NQSO shall be fully exercisable.

      (b) Restricted Stock. If prior to the Executive's termination of employment, a Change in Control of the Company occurs, as that term is defined in the CIC Agreement, and within two (2) years after the occurrence of the Change in Control the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company other than for Cause, or by the Executive for Good Reason, the Restricted Stock shall be fully vested.

8. Pooling of Interests Accounting Treatment. Notwithstanding anything to the contrary in this Agreement, if the application of any provision(s) of this Agreement, or of the Agreement in its entirety, would preclude the use of pooling of interests accounting treatment with respect to a transaction for which such treatment otherwise is available and to be adopted by the Company, this Agreement shall be modified as it applies to such transaction, to the minimum extent necessary to prevent such impact, including if necessary the invalidation of such provisions (or the entire Agreement, as the case may be). The Board shall, in its sole and absolute discretion, make all determinations necessary under this paragraph; provided, that determinations regarding the application of the pooling of interests accounting rules for these purposes shall be made by the Company with the concurrence of the Company's independent auditors at the time such determination is to be made.

9. NQSO. Only with respect to the grant of the NQSO, the following provisions apply:

      (a) Expiration. The NQSO shall expire, and the Executive shall have no further rights with respect to the NQSO under the terms of this Agreement, on the earlier of:

            (1) the date the NQSO has been exercised in full under this Agreement; or

            (2) the twelfth anniversary of the date of this Agreement.

      (b) Forfeiture. In the event of the Executive's termination of employment, any portion of the NQSO that has not become exercisable in accordance with the provisions of this Agreement shall be forfeited, and shall no longer be exercisable. The portion of the NQSO that is not so forfeited, by reason of being exercisable prior to or upon termination of employment, shall remain exercisable until it would otherwise expire under the foregoing provisions of this Agreement.

      (c) Method of Exercise. This NQSO may be exercised by properly completing and actually delivering the applicable Notice of Exercise Form, in whole or in part (but if in part, in an amount equal to at least 100 shares or, if less, the number of shares remaining to be exercised under the NQSO), on any business day of the Company after the NQSO (or such portion thereof) has become exercisable and has not expired or been forfeited, to the Company, together with payment in full of the Option Price for the shares of Stock the Executive desires to purchase through such exercise in the manner specified in the Notice of Exercise Form. As provided in the Notice of Exercise Form, payment may be made in the form of cash or shares of Stock, or a combination of cash and shares of Stock.

      (d) Effective Date of Exercise. An exercise under paragraph 9(c) shall be effective on the date a properly completed Notice of Exercise Form, together with full payment of the Option Price, actually is delivered to and accepted by the executive compensation group at the Company headquarters, or as otherwise specified in an applicable Notice of Exercise Form.

      (e) Value of Stock. Any shares of Stock which are tendered to the Company as payment and any shares of Stock which are transferred by the Company shall be valued at their fair market value on the date as of which the exercise is effective or, if the exercise is effective on a date other than a business day for the New York Stock Exchange, on the immediately preceding business day. For purposes of this Agreement, fair market value shall equal, for any day, the average of the high and the low daily sales prices of a share of Stock on the New York Stock Exchange for that day or, if there are no sales on such day, for the most recent prior day on which a share of Stock was sold on the New York Stock Exchange.

      (f) Transferability. The Executive may transfer his rights under the NQSO by properly completing and delivering to the executive compensation group at the Company headquarters a Non-qualified Stock Option Assignment Form and satisfying such other conditions as the Company may impose, provided that such transfer is without consideration and to (i) one or more of the Executive's spouse, parents, spouse's parents, siblings, siblings' lineal descendents, children, children's lineal descendents, children's spouses and children's spouses' lineal descendents, including in all cases legally adopted individuals, or (ii) a trust, partnership or similar entity for the benefit solely of one or more of the family members described above. The rights of any such transferee thereafter shall be non-transferable except that such transferee, where applicable under the terms of the transfer by the Executive, shall have the right previously held by the Executive to designate a Beneficiary. The Executive may make such a transfer of his rights with respect to less than all of the total number of shares of Stock subject to the NQSO provided that each such transfer shall apply to at least twenty percent (20%) of the total number of shares of Stock initially subject to the Agreement.

      (g) Stockholder Status. The Executive shall have no rights as a stockholder with respect to any shares of Stock under the NQSO under this Agreement before the date such shares have been duly issued to the Executive, and no adjustment shall be made for dividends of any kind or description whatsoever or for distributions of other rights of any kind or description whatsoever respecting such Stock.

      (h) Exercise Restrictions. The Company shall have the right to restrict or otherwise delay the issuance of any shares of Stock purchased or paid under this Agreement until the requirements of any applicable laws or regulations and any stock exchange requirements have been in the Company's judgment satisfied in full. Furthermore, any shares of Stock which are issued as a result of purchases or payments made under this Agreement shall be issued subject to such restrictions and conditions on any resale and on any other disposition as the Company shall deem necessary or desirable under any applicable laws or regulations or in light of any stock exchange requirements.

10. Restricted Stock. Only with respect to the grant of the Restricted Stock, the following provisions apply:

      (a) Stock Certificates. The certificates for the Stock (the "Certificates") shall be registered in the name of the Executive. The Executive, immediately upon receipt of the Certificates, shall execute with the Company an escrow agreement provided by the Company for this purpose substantially in the form attached hereto as Exhibit "B" (the "Escrow Agreement") and deposit the Certificates with the escrow agent under such agreement (the "Escrow Agent") together with stock powers appropriately endorsed in blank. After the Executive becomes vested in the Restricted Stock in accordance with the foregoing provisions of this Agreement, the Escrow Agent shall release the applicable Certificate representing the number of vested Stock shares to the Executive (or to his Beneficiary or his legal representative, if appropriate). In the event of the Executive's termination of employment, any shares of Restricted Stock that are not vested in accordance with the foregoing provisions of this Agreement shall be forfeited, and the Escrow Agent shall transfer the applicable Certificate representing the number of forfeited shares of Stock to the Company.

      (b) Stockholder Status. The Executive shall have all of the rights of a stockholder with respect to the Restricted Stock prior to any forfeiture, including the right to vote the Stock and to receive all regular cash dividends paid with respect to the Stock, subject to terms of this

Agreement and the Escrow Agreement. Notwithstanding the above, the Executive shall have no right to sell, assign, transfer, exchange or encumber or make subject to any creditor's process, whether voluntary or involuntary or by operation of law, any of his interest in Stock to the extent not then vested under the foregoing provisions, and any attempt to do so shall be of no effect. In addition, all shares of capital stock or other securities issued with respect to or in substitution of any Stock not then vested under the foregoing provisions, whether by the Company or by another issuer, any cash or other property received on account of a redemption of such Stock or with respect to such Stock upon the liquidation, sale or merger of the Company, and any other distributions with respect to such Stock with the exception of regular cash dividends, shall remain subject to the terms and conditions of this Agreement.

11. Entire Agreement. Unless specifically provided herein, this Agreement contains the entire agreement between the parties with respect to the matters dealt with herein, and shall supersede previous written agreements between the parties on the same subject matters only to the extent such prior agreements are inconsistent with this Agreement and other provisions in written agreements between the parties not inconsistent with this Agreement are not affected. The parties hereto acknowledge that this Equity Award is not made pursuant to, or subject to, any stock plan currently administered by the Company, as of the date of signing.

12. Employment and Termination. This Agreement shall not give the Executive the right to continued employment by the Company shall not adversely affect the right of the Company to terminate the Executive's employment with or without cause at any time.

13. Securities Law Restrictions. The Executive acknowledges that the Stock issued pursuant to the Equity Awards shall be subject to such restrictions and conditions on any resale and on any other disposition as the Company shall deem necessary or desirable under any applicable laws or regulations or in light of any stock exchange requirements and that the Certificates shall bear legends as determined to be appropriate by the Company.

14. Tax Withholding. The Company shall have the right to withhold from any payment to the Executive, require payment from the Executive, or take such other action which the Company deems necessary to satisfy any income or other tax withholding or reporting requirements arising from the Equity Awards, and the Executive shall provide to the Company such information, and pay to it upon request such amounts, as it determines are required to comply with such requirements. With respect to exercises by a transferee or a transferee's Beneficiary, the Company shall not withhold any amount attributable to the Executive's tax liability from any payment of cash or shares of Stock to a transferee or a transferee's Beneficiary upon exercise of a transferred NQSO by such person, but may require the payment of an amount equal to the Company's or any subsidiary's withholding tax obligation as a condition to such exercise or as a condition to the release of cash or shares of Stock upon such exercise.

15. Jurisdiction and Venue. The Executive consents to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern

District of Georgia for all purposes in connection with any suit, action, or other proceeding relating to this Agreement or the Escrow Agreement, including the enforcement of any rights under this Agreement or the Escrow Agreement and any process or notice of motion in connection with such situation or other proceeding may be serviced by certified or registered mail or personal service within or without the State of Georgia, provided a reasonable time for appearance is allowed.

16. Modification of Agreement. The Executive's rights under this Agreement can be modified, suspended or canceled only in accordance with a written agreement between, and signed by, the parties hereto.

17. Adjustments. Notwithstanding paragraph 16, in the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange or other similar corporate transaction or event, affects Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Executive under this Agreement, then the Board, in such manner as it may deem equitable, shall adjust any or all of (i) the number of shares or kind of Stock which may thereafter be delivered in connection with Equity Awards, (ii) the number and kind of Stock that may be delivered or deliverable in respect of outstanding Equity Awards, and (iii) the exercise price, grant price, or purchase price relating to any Equity Award, or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Equity Award.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    BELLSOUTH CORPORATION:

                                    By:
                                       -------------------------------------
                                    Title:  Vice President - Human Resources


                                    F. D. ACKERMAN:


                                    ----------------------------------------

Exhibit A

                          EXECUTIVE SEVERANCE AGREEMENT

      THIS AGREEMENT is made and entered into as of the ____ day of ______________, 19__, by and between BellSouth Corporation, a Georgia corporation (the "Company"), and ____________________ (the "Executive").

      Reasons for This Agreement. The Company recognizes the valuable services that the Executive has rendered and continues to render to the Company and its Affiliated Companies. On behalf of itself, its Affiliated Companies and its shareholders, the Company desires to encourage the Executive's continued service and dedication in the performance of the Executive's duties, and attention to the business and affairs of the Company and its Affiliated Companies, notwithstanding the possibility, threat or occurrence of a change in control. The Company believes that it is in the best interests of the Company and its shareholders to minimize the distractions, risks and uncertainties for the Executive which may be expected to arise in connection with a change in control by providing assurances to the Executive that the Executive will not be materially disadvantaged by a change in control.

      Agreement. In consideration of the Executive's continued service to the Company, the covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

I. Definitions.

      For purposes of this Agreement, the following terms shall have the meanings specified below:

      (a) "Affiliated Companies" shall mean all of the Company's subsidiaries, divisions, and other affiliated companies or entities.

      (b) "Cause" shall mean the Executive's willfully engaging in conduct that is demonstrably and materially injurious to the Company. For purposes of this subsection I(b), no act, or failure to act, on the part of the Executive shall be deemed "willful" unless committed by the Executive in bad faith and without reasonable belief that such action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the

Executive a certificate of a resolution duly adopted by the affirmative vote of not less than seventy-five percent (75%) of the entire membership of the Board of Directors of the Company, at a meeting of the Board (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's legal counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive has engaged in the conduct set forth in this subsection I(b) and specifying the particulars thereof in detail.

      (c) "Change in Control" shall mean:

            (i) any "person" (as such term is defined in the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company (or of another entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding voting securities;

            (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

            (iii) the consummation of a merger, plan of reorganization, consolidation, share exchange, or other transaction, in one or a series of related transactions, involving the Company, if immediately following such merger, plan of reorganization, consolidation, share exchange, or other transaction or transactions the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing seventy percent (70%) or less of the combined voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation, share exchange, or other transaction or transactions;

            (iv) the consummation of a transaction involving the sale or other disposition by the Company or one or more of its Subsidiaries, in one or a series of related transactions, of interests in an entity or entities, or of assets, which for the most recent audited twelve-month period produced total operating revenues or net income aggregating more than thirty percent (30%) of the total operating revenues or net income of the Company and its Subsidiaries (taken as a whole), if following such transaction or transactions, any such entity is no longer a Subsidiary or such assets are no longer held by a Subsidiary;

            (v) the complete liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company; or

            (vi) the consummation of any other transaction which a majority of the Board of Directors of the Company, in its sole and absolute discretion, shall determine constitutes a Change in Control.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Confidential Information" shall mean information, whether generated internally or externally, relating to the Company's business or to the Affiliated Companies' businesses which derives economic value, actual or potential, from not being generally known to other persons and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality, including, but not limited to, studies and analyses, technical or nontechnical data, programs, patterns, compilations, devices, methods, models (including cost and /or pricing models and operating models), techniques, drawings, processes, employee compensation data, financial data (including marketing information and strategies and personnel data), lists of actual or potential customers or suppliers, and information relating to regulatory and business policies, plans, and strategies. For purposes of this Agreement, Confidential Information does not include information which is not a trade secret three (3) years after termination of Executive's employment with Company.

      (f) "Disability" shall mean an illness, injury or other incapacity which qualifies the Executive for long-term disability benefits under the principal management long-term disability plan of the Executive's employer.

      (g) "Excise Tax" shall have the meaning ascribed to such term in subsection VII(a) of this Agreement.

      (h) "Good Reason" shall mean the occurrence after a Change in Control, without the Executive's express written consent, of any of the following circumstances:

            (i) the assignment to the Executive of duties inconsistent with the Executive's status or responsibilities as in effect immediately prior to a Change in Control, including imposition of business travel obligations which differ materially from business travel obligations immediately prior to the Change in Control;

            (ii) diminution in the status or responsibilities of the Executive's position from that which existed immediately prior to the Change in Control, whether by reason of the Company ceasing to be a public company, becoming a subsidiary of a successor public company, or otherwise;

            (iii) a reduction in the Executive's annual base salary as in effect immediately before the Change in Control or the failure to pay a bonus award to which the Executive is otherwise entitled under any of the short-term or long-term incentive plans in which the Executive participates (or any successor incentive compensation plans) at the time such awards are usually paid;

            (iv) a change in the principal place of the Executive's employment, as in effect immediately prior to the Change in Control, to a location more than thirty-five (35) miles distant from the location of such principal place at such time;

            (v) the failure by the Company to continue in effect any bonus, incentive compensation, or stock option plan in which the Executive participates immediately prior to the Change in Control, unless an equivalent alternative compensation arrangement (embodied in an ongoing substitute or alternative plan) has been provided to the Executive, or the failure by the Company to continue the Executive's participation in any such bonus, incentive compensation or stock option plan on substantially the same basis, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, as existed immediately prior to the time of the Change in Control;

            (vi) (A) except as required by law, the failure by the Company to continue to provide to the Executive benefits substantially equivalent, in the aggregate, to those enjoyed by the Executive under the qualified and nonqualified employee pension and welfare benefit plans of the Company, including, without limitation, any pension, life insurance, medical, dental, health and accident, disability, retirement or savings plans in which the Executive was eligible to participate immediately prior to the Change in Control; (B) the taking of any action by the Company which would directly or indirectly materially reduce or deprive the Executive of the perquisites enjoyed by the Executive immediately prior to the Change in Control (including Company-paid and/or reimbursed club memberships, financial counseling fees and the like); or (C) the failure by the Company or a successor to provide the Executive with the number of paid vacation days (and the policies and practices for taking such days) as was provided under the Company's vacation policy or practice as was in effect immediately prior to the Change in Control;

            (vii) the failure of the Company or any successor to obtain a satisfactory written agreement from any successor to assume and agree to perform this Agreement, as contemplated in subsection IX(a); or

            (viii) any purported termination of the Executive's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of subsection II(b). For purposes of this Agreement, no such purported termination shall be effective except as constituting Good Reason.

      The Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstances constituting Good Reason hereunder.

      (i) "Gross-Up Payment" shall have the meaning ascribed to such term in subsection VII(a) of this Agreement.

      (j) "Notice of Termination" shall have the meaning ascribed to such term in subsection II(b) of this Agreement.

      (k) "Payments" shall have the meaning ascribed to such term in subsection VII(a) of this Agreement.

      (l) "Potential Change in Control" shall mean:

            (i) the Company (or an Affiliated Company) enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

            (ii) an individual or entity, or a group or groups of individuals or entities, acquires rights, whether pursuant to an agreement with the Company (or an Affiliated Company) or otherwise, the exercise of which would result in the occurrence of a Change in Control;

            (iii) an individual or entity (including the Company), or a group or groups of individuals or entities, publicly announces an intention to take or to consider taking action(s) which, if taken, would result in the occurrence of a Change in Control; or

            (iv) the Board of Directors of the Company adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

      (m) "Retirement" shall mean the Executive's voluntary termination of employment with the Company, other than for Good Reason, and in accordance with the Company's retirement policy generally applicable to its employees or in accordance with any outstanding or contemporaneous retirement arrangement established with respect to the Executive.

      (n) "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company and any joint venture, partnership or limited liability company (or other similar entity) of which fifty percent (50%) or more of the capital or profits interest is owned directly or indirectly by the Company.

      (o) "Tax Counsel" shall have the meaning ascribed to such term in subsection VII(b) of this Agreement.

      (p) "Termination" shall have the meaning ascribed to such term in subsection II(a) of this Agreement.

      (q) "Termination Date" shall mean:

            (i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the full-time performance of his duties during such thirty (30) day period); and

            (ii) if the Executive's employment is terminated for Cause or Good Reason or for any reason other than death or Disability, the date specified in the Notice of Termination (which in the case of a termination for Cause shall not be less than thirty (30) days and in the case of a termination for Good Reason shall not be less than thirty (30) days nor more than sixty (60) days, respectively, from the date such Notice of Termination is given).

      (r) "Tier I Officer" shall mean the chief executive officer of the Company, the Company's senior strategic planning officer, the Company's senior mergers and acquisitions officer, the chief financial officer of the Company, the chief legal officer of the Company, and any other officer of the Company or of a Subsidiary, elected by the Company's Board of Directors, who is assigned to the Company's officer compensation Band A (or successor compensation level).

      (s) "Tier II Officer" shall mean any officer of the Company or of a Subsidiary, elected by the Company's Board of Directors, who is assigned to the Company's officer compensation Band B (or successor compensation level) and who is not described in subsection I(r).

      (t) "Tier IIA Officer" shall mean any officer of the Company or of a Subsidiary, elected by the Company's Board of Directors, who is assigned to the Company's officer compensation Band BB (or successor compensation level) and who is not described in subsection I (r).

II. Termination of Employment Following Change in Control.

      (a) Entitlement to Benefits. If at the time a Change in Control occurs the Executive is either a Tier I Officer or a Tier II Officer or a Tier IIA Officer, the Executive shall be entitled to the benefits provided in Section III hereof upon the subsequent termination of his employment with the Company (or its successor) within two (2) years after the occurrence of the Change in Control, unless such termination is (i) a result of the Executive's death or Retirement,
(ii) for Cause, (iii) a result of the Executive's Disability, or (iv) by the Executive other than for Good Reason. Such termination of the Executive's employment which is not as a result of the

Executive's death, Retirement or Disability and (x) if by the Company, is not for Cause, or (y) if by the Executive, is for Good Reason, shall be referred to hereinafter as a "Termination."

      If, within two (2) years after the occurrence of a Change in Control, such Executive's employment shall be terminated for Cause or by the Executive for other than Good Reason, the Company shall pay the Executive his full base salary through the Termination Date at the rate in effect at the time Notice of Termination is given and shall pay any amounts to be paid to the Executive pursuant to any other compensation plans, programs or employment agreements then in effect, and the Company shall have no further obligations to the Executive under this Agreement.

      (b) Notice of Termination. Any termination of the Executive's employment, within two (2) years after the occurrence of a Change in Control, by the Company or by the Executive, shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific provision of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

      (c) Potential Change in Control. If, after a Potential Change in Control has occurred, the Executive's employment with the Company or a Subsidiary employing the Executive is terminated under circumstances which would constitute a Termination if a Change in Control had occurred, and such termination was at the request of a party who has taken steps to effect a Change in Control or who is otherwise involved in the Potential Change in Control, or was otherwise caused by the Potential Change in Control, then for all purposes of this Agreement, (i) a Change in Control shall be deemed to have occurred at the time such Potential Change in Control occurred, and (ii) such termination shall be deemed to have been a Termination (if such termination would have constituted a Termination had it followed an actual Change in Control). Notwithstanding the foregoing, the two (2) year period described in the first sentence of subsection II(a) of the Agreement shall not commence upon any such deemed Change in Control.

III. Compensation Upon Termination of Employment Following Change in Control.

      Upon a Termination of the Executive's employment, the Executive shall be entitled to the following benefits:

      (a) Severance Payment. The Company shall pay to the Executive as a severance allowance, no later than the seventh (7th) day following the Termination Date, a lump sum cash payment equal to the applicable percentage of the sum of (1) the Executive's Base Salary in effect immediately before the Change in Control plus (2) the amount of the Standard Award applicable to the Executive under the BellSouth Corporation Short Term Incentive Plan, or successor plan ("STIP"), for the Award Year in which the Change in Control occurs. The "applicable percentage" as used in the preceding sentence shall be
(i) 300%, if immediately before the Change in Control the Executive was a Tier I Officer, (ii) 200%, if immediately before the Change in Control the Executive was a Tier II Officer and (iii) 250%, if immediately before the Change in Control the Executive was a Tier IIA Officer.

            For purposes of this Section III, (A) the term "Base Salary" shall refer to the gross annual base salary payable to the Executive including the amount of any before-tax and after-tax contributions made by the Executive from such salary to or under any Code Section 125 plan, to or under any Code Section 401(k) plan, such as the BellSouth Retirement Savings Plan or other plan(s) sponsored by the Company or an Affiliated Company, or a successor to any such plan, and the amount of any other deferrals of such salary under any nonqualified deferred compensation plans or arrangements maintained by the Company or an Affiliated Company, and (B) the terms "Standard Award" and "Award Year" shall have the meanings ascribed to such terms under STIP, or comparable terms used in any successor plan.

      (b) Short Term Award. The Company shall pay the Executive, no later than the seventh (7th) day following the Termination Date, a lump sum cash payment equal to the amount of the Standard Award applicable to the Executive under STIP for the Award Year in which the Termination occurs, multiplied by the greater of
(i) one hundred percent (100%), or (ii) the percentage which would be payable under STIP based on actual performance results as of the most recently completed calendar quarter, in either case pro rated to the Termination Date. Such amount shall offset (dollar for dollar) any obligation the Company or any Affiliated Company may have under STIP to the Executive, but the Executive shall in no event be required to repay any such amount should, for example, it exceed the amount to which the Executive would otherwise have become entitled under STIP.

      (c) Long Term Award. The Company shall pay to the Executive, no later than the seventh (7th) day following the Termination Date, a lump sum cash payment equal to the amount determined by multiplying the number of units outstanding for the Executive for all performance periods under the BellSouth Corporation Shareholder Return Cash Plan, or successor plan ("SRCP"), by the value of all dividends accrued under SRCP to such date and by multiplying such amount by the greater of (i) one hundred percent (100%), or (ii) the percentage which would be payable under SRCP based on actual performance results as of the most recently completed calendar quarter. Such amount shall offset (dollar for dollar) any obligation the Company or any Affiliated Company may have under SRCP to the Executive, but the Executive shall in no event be required to repay any such amount should, for example, it exceed the amount to which the Executive would otherwise have become entitled under SRCP.

      (d) Vesting of Executive Benefits. All benefits of the Executive under nonqualified deferred compensation plans and agreements (including without limitation the BellSouth Corporation Deferred Compensation Plan, the BellSouth Corporation Deferred Income Plan, the BellSouth Corporation Compensation Deferral Plan, and the successors(s) to any such plan(s)), nonqualified supplemental retirement and excess benefit plans (including without limitation the BellSouth Corporation Supplemental Executive Retirement Plan and the nonqualified excess benefit plan described in the BellSouth Personal Retirement Account Pension Plan, and the successor(s) to any such plan(s)), and life insurance plans or arrangements available only to executives or senior management (including without limitation the BellSouth Corporation Executive Life Insurance Plan and the BellSouth Corporation Senior Manager Life Insurance Plan, and the successor(s) to any such plan(s)), in which the Executive is a participant or to which the Executive is a party, shall be immediately vested and all benefits and rights earned or accrued under such plans and agreements through the Termination Date shall thereafter be nonforfeitable. Without limiting the generality of the foregoing, all such benefits shall no longer be subject to any reduction or forfeiture under, for example, any requirement, provision or restriction in any plan or agreement regarding competition with BellSouth or any Affiliated Company, recalculation of benefits as a result of changes in the law (or interpretations thereof), or the continued performance of services to the Company or Affiliated Companies. If the Executive is described in Section 4.4 (a)(i)(B)(4) of the BellSouth Corporation Supplemental Executive Retirement Plan, which provides service credit under that plan for service with a former affiliate of the Company, or comparable provision of any successor plan, the Executive's benefit under such plan shall be calculated as if his credit for service with a former affiliate has been fully earned under such provision prior to the Termination.

      (e) Outplacement Services. The Company shall make available to the Executive, at the Company's expense, outplacement services, the scope and provider of which shall be selected by the Executive. The maximum amount for which the Company shall be responsible under this subsection III (e) shall be
(i) $30,000, if immediately before the Change in Control the Executive was a Tier I Officer, (ii) $20,000, if immediately before the Change in Control the Executive was a Tier II Officer, and (iii) $25,000, if immediately before the Change in Control the Executive was a Tier IIA Officer.

      (f) No Mitigation. The Executive shall not be required to mitigate the amount of any payment provided for in this Section III, nor shall the amount of any payment or benefit provided for in this Section III be reduced by any compensation earned by the Executive as the result of employment by another employer or by retirement or other benefits received after the Termination Date or otherwise. The Company's obligation to make payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company or any Affiliated Company may have against the Executive or other parties.

IV. Stock Options.

      Upon a Change in Control, all nonqualified stock options, incentive stock options, and stock appreciation rights previously granted to the Executive under the BellSouth Corporation Stock Option Plan and the BellSouth Corporation Stock Plan, and any successor plan(s), which are not already vested, shall be vested and immediately exercisable (subject to the otherwise applicable terms of such plans and related option agreements).

V. Legal Fees and Expenses.

      The Company shall pay to the Executive all legal fees and expenses as and when incurred by the Executive in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement, regardless of the outcome, unless in the case of a legal action brought by or in the name of the Executive, a final determination is made by a court of competent jurisdiction that such action was not brought by the Executive in good faith.

VI. Interest.

      If the Company fails to make, or cause to be made, any payment provided for herein by the date on which the payment is due, the Company shall make such payment together with interest thereon. The interest shall accrue and be compounded monthly. The interest rate shall be a per annum rate equal to 120 percent of the prime rate as reported by The Wall Street Journal for the first business day of each month, effective for the ensuing month. The interest rate shall be adjusted at the beginning of each month.

VII. Gross-Up For Excise Taxes.

      (a) Gross-Up Payments. In the event that any payment or the value of any benefit received or to be received by the Executive in connection with the Executive's Termination or contingent upon a Change in Control, whether received or to be received pursuant to the terms of this Agreement or of any other plan, arrangement or agreement (the "Payments"), would be subject to the excise tax imposed by Code Section 4999 or any comparable federal, state or local excise tax (such excise taxes, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), as determined as provided below, the Company shall pay to or for the benefit of the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of the Excise Tax on the Payments and any federal, state and local income tax and Excise Tax upon the payment provided for by this Section VII, and any interest, penalties or additions to tax payable by the Executive with respect thereto, shall be equal to the total value of the Payments. The intent of the parties is that the Company shall be solely responsible for and shall pay any Excise Tax on any Payments and the Gross-Up Payment and any income and employment taxes (including, without limitation, penalties and interest) imposed on any Gross-Up Payments as well as any loss of deduction caused by the Gross-Up Payment.

      (b) Determinations Regarding Gross-Up Payments. All determinations required to be made under this Section VII, including without limitation whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by tax counsel selected by the

Company and reasonably acceptable to the Executive ("Tax Counsel"). The Company shall instruct the Tax Counsel to timely provide the data required by this
Section VII to the Executive. All fees and expenses of the Tax Counsel shall be paid solely by the Company. Any Excise Tax as determined pursuant to this subsection VII(b) shall be paid by the Company to the Internal Revenue Service or other appropriate taxing authority on the Executive's behalf promptly after receipt of the Tax Counsel's determination. If the Tax Counsel determines that there is substantial authority, within the meaning of Section 6662 of the Code (or appropriate authority under any successor provisions), that no Excise Tax is payable by the Executive, the Tax Counsel shall furnish the Executive with a written opinion that failure to disclose or report the Excise Tax on the Executive's federal income tax return will not constitute a substantial understatement of tax or be reasonably likely to result in the imposition of a negligence or similar penalty. Any determination by the Tax Counsel shall be binding upon the Company, absent manifest error.

      (c) Overpayments, Underpayments. As a result of the uncertainty in the application of Section 4999 of the Code, at the time of the initial determination by the Tax Counsel hereunder it is possible that Gross-Up Payments not made by the Company should have been made ("underpayments"), or that Gross-Up Payments will have been made by the Company which should not have been made ("overpayments"). In either such event, the Tax Counsel shall determine the amount of the underpayment or overpayment that has occurred. In the case of an underpayment, the amount of such underpayment shall be promptly paid by the Company to or for the benefit of the Executive. In the case of an overpayment, the Executive shall, at the direction and expense of the Company, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Company, and otherwise reasonably cooperate with the Company to correct such overpayment; provided, however, that (i) the Executive shall not in any event be obligated to return to the Company an amount greater than the net after-tax portion of the overpayment that he has retained or has recovered as a refund from the applicable taxing authorities and (ii) this provision shall be interpreted in a manner consistent with the intent of this Section VII, which is to make the Executive whole, on an after-tax basis, from the application of the Excise Tax, it being understood that the correction of an overpayment may result in the Executive repaying to the Company an amount which is less than the overpayment.

VIII. Confidential Information.

      Executive agrees to protect all Confidential Information. Executive will not use, except in connection with work for Company or Affiliated Companies, threaten to use, disclose or threaten to disclose, give or threaten to give to others any Confidential Information.

IX. Successors; Enforcement; Dispute Resolution.

      (a) Obligations of Successors. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company is required to perform it. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled hereunder if the Executive had terminated employment for Good Reason following a Change in Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Termination Date. As used in this Agreement, the "Company" shall mean the Company as hereinabove defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

      (b) Enforceable by Beneficiaries. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees (the "Beneficiaries"). In the event of the death of the Executive while any amount would still be payable hereunder if such death had not occurred, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiaries.

      (c) Pooling of Interests Accounting Treatment. Notwithstanding anything to the contrary in this Agreement, if the application of any provision(s) of this Agreement, or of the Agreement in its entirety, would preclude the use of pooling of interests accounting treatment with respect to a transaction for which such treatment otherwise is available and to be adopted by the Company, this Agreement shall be modified as it applies to such transaction, to the minimum extent necessary to prevent such impact, including if necessary the invalidation of such provisions (or the entire Agreement, as the case may be) to the extent they otherwise would have been triggered by such transaction. If the pooling of interests accounting rules require modification or invalidation of one or more provisions of this Agreement as it applies to such transaction, the adverse impact on the Executive shall, to the extent reasonably possible, be proportionate to the adverse impact on other similarly situated employees of the Company. The Board of Directors of the Company shall, in its sole and absolute discretion, make all determinations necessary under this subsection; provided, that determinations regarding the application of the pooling of interests accounting rules for these purposes shall be made by the Company with the concurrence of the Company's independent auditors at the time such determination is to be made.

      (d) Governing Law. Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of Georgia.

      (e) Dispute Resolution. The parties agree to attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by mediation in accordance with the Center for Public Resources Model Procedure for Mediation of Business Disputes. If the matter has not been resolved pursuant to the aforesaid mediation procedure within 60 days of the commencement of such procedure (which period may be extended by mutual agreement), or if either party will not participate in a mediation, the controversy shall be settled by arbitration in accordance with the Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes, by a sole arbitrator. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be Atlanta, Georgia, unless otherwise agreed upon. The arbitrator is not empowered to award punitive or other damages that are in excess of actual, contractual damages.

X. General Provisions.

      (a) Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in effect until the earliest of (a) January 1, 2000, if no Change in Control or Potential Change in Control has occurred before that date or, if as of such date a Potential Change in Control shall have occurred, the earliest date thereafter on which the threat of such Potential Change in Control becoming a Change in Control is eliminated; (b) the termination of the Executive's employment with the Company for any reason prior to a Potential Change in Control; (c) the termination of the Executive's employment with the Company, other than as described in subsection II(c), prior to a Change in Control; (d) the Company's termination of the Executive's employment for Cause, or the Executive's resignation for other than Good Reason, following a Change in Control. Notwithstanding the foregoing, commencing on January 1, 2000 (or such later expiration date prescribed by clause (a) of the preceding sentence), and on the third anniversary of such date, and successive third anniversaries thereafter, the expiration date prescribed by clause (a) of the preceding sentence shall automatically be extended for an additional three (3) years unless, not later than one hundred eighty (180) days prior to the date on which this Agreement would otherwise automatically be extended, one of the parties hereto shall have given notice to the other party that it (or he or she) does not wish to extend the term of this Agreement. Notwithstanding anything to the contrary in this Agreement, this Agreement shall in no event terminate before both the Company and the Executive have fulfilled, or have had satisfied, all of their rights, obligations and liabilities under this Agreement.

      (b) Amendment. No amendment or modification to this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

      (c) Disposition of Employer. In the event the Executive is employed by a Subsidiary, the terms of this Agreement shall expire if such Subsidiary is sold or otherwise disposed of prior to a Change in Control (and in a transaction which is not a Change in Control) unless the Executive continues in employment with the Company or a Subsidiary after such sale or other disposition. If the Company or Subsidiary employing the Executive is sold or disposed of following a Change in Control, this Agreement shall continue through its original term or any extended term then in effect.

      (d) Withholding. All payments made hereunder shall be reduced by any applicable federal, state, or local withholding or other taxes or charges as may be required by applicable law.

      (e) Nonduplication. If an Executive who becomes entitled to the benefits described in Section III shall also be entitled to severance pay or enhanced benefits, or both, under the terms of a contract or arrangement (other than a benefit plan or arrangement generally applicable to executives), including without limitation agreements entered into by the Executive and the Company or a Participating Company in connection with executive succession planning, the Executive shall be entitled to the benefits under Section III only if the Executive waives and relinquishes all rights to all such payments and benefits under such other contract or arrangement.

      (f) Notices. All notices provided for in this Agreement shall be in writing. Notices to the Company shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to Room 19A01, 1155 Peachtree Street, N.E., Atlanta, Georgia 30309-3610, Attention:
Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either the Company or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

      (g) Waivers. No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

      (h) Severability. If any provision of this Agreement shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under this Agreement shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under this Agreement, and if the making of any payment in full or the provision of any other benefit required under this Agreement in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under this Agreement.

      (i) Agents. The Company may make arrangements to cause any agent or other party, including an Affiliated Company, to make any payment or to provide any benefit that the Company is required to make or to provide hereunder; provided, that no such arrangement shall relieve or discharge the Company of its obligations hereunder except to the extent that such payments or benefits are actually made or provided.

      (j) Headings. The headings of the various sections and subsections of this Agreement are solely for convenience and shall not be relied upon in construing the provisions of the Agreement. Any reference to a section or subsection shall refer to a section or subsection of the Agreement unless specified otherwise.

      (k) Gender and Number. Any use of gender in this Agreement will be deemed to include all genders when appropriate, and use of the singular number will be deemed to include the plural when appropriate, and vice versa in each instance.

      (l) Entire Agreement. This Agreement contains the entire agreement between the parties and no statements, promises or inducements made by any party hereto, or agents of either party, which are not contained in this Agreement shall be valid or binding; provided, however, that except as expressly provided herein the matters dealt with herein supersede previous written agreements between the parties on the same subject matters only to the extent such previous provisions are inconsistent with this Agreement and other provisions in written agreements between the parties not inconsistent with this Agreement are not affected.

      (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

      (n) Employment. Except in the event of a Change in Control and, thereafter, only as specifically set forth in this Agreement, nothing in this Agreement shall be construed to (i) limit in any way the right of the Company or a Subsidiary to terminate the Executive's employment at any time for any reason or for no reason; or (ii) be evidence of any agreement or understanding, expressed or implied, that the Company or a Subsidiary will employ the Executive in any particular position, on any particular terms or at any particular rate remuneration.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

EXECUTIVE:                          BELLSOUTH CORPORATION

                                    By:
----------------------------           -----------------------------------------
                                    Title:
                                          --------------------------------------


Exhibit B

                              BELLSOUTH CORPORATION
                             EQUITY AWARD AGREEMENT

                                ESCROW AGREEMENT

      This Escrow Agreement, effective November 23, 1998 by and among BellSouth Corporation (the "Corporation"), F. D. Ackerman (the "Executive") and The Chase Manhattan Bank, as escrow agent (the "Escrow Agent").

                                WITNESSETH THAT:

      WHEREAS, the Corporation has, pursuant to a BellSouth Corporation Equity Award Agreement dated the date hereof between the Corporation and the Executive (the "Award Agreement"), made an award of restricted shares of common stock of the Corporation to the Executive in recognition of the Executive's anticipated service to be rendered to the Corporation; and

      WHEREAS, in order to record the delivery of the certificates for such shares and to enforce the restrictions, the certificates are being deposited together with stock powers appropriately endorsed in blank with the Escrow Agent hereunder; and

      WHEREAS, the Corporation and the Executive desire to execute this Escrow Agreement with the Escrow Agent in order to record the terms and conditions under which such certificates have been delivered to the Escrow Agent and under which the certificates will either be delivered to Executive or delivered to the Corporation;

      NOW THEREFORE, the Corporation, Executive and the Escrow Agent agree as follow:

      1. Receipt by Executive. Executive acknowledges receipt from the Corporation of certificates for shares (the "Shares") of its common stock as follows:


        Certificate Number                     Number of Shares
        ------------------                     ----------------
            BLS475619                               15,244
            BLS475620                               15,244
            BLS475621                               15,244
            BLS475622                               15,244
            BLS475623                               15,244



      2. Investment Representation and Certificate Legend. Executive, by the Executive's execution of this Agreement, certifies to the Corporation that (a) the Shares received by the Executive have been received for the Executive's own account, and the Executive has no present intention to sell or otherwise dispose of any of the Shares and (b) the Executive is aware that the transfer of the Shares is restricted.

      3. Delivery to and Receipt by the Escrow Agent. The Executive hereby delivers to the Escrow Agent, and the Escrow Agent hereby acknowledges receipt from the Executive, of such certificates for the Shares, registered in the name of Executive, in each case accompanied by stock powers executed in blank by Executive covering all of the Shares.

      4. Delivery by the Escrow Agent. Subject to the other terms of the Award Agreement and this Escrow Agreement, the Executive shall become entitled to redelivery of the Shares in accordance with the following schedule:

                                    The Executive Shall be
      On or After                   Entitled to the Following
      This Date                     Number of Shares
      ---------                     ----------------
      May 30, 2002                       15,244
      May 30, 2003                       15,244
      May 30, 2004                       15,244
      May 30, 2005                       15,244
      May 30, 2006                       15,244



Executive acknowledges and agrees that if the Executive forfeits any shares under the Award Agreement), then all such Shares shall be returned to the Corporation and all rights of the Executive with respect to those Shares shall cease.

      The Escrow Agent shall deliver the certificates for the Shares to the Executive or to the Corporation in accordance with the written instructions of the officer of the Corporation responsible for human resources matters (but in no event the Executive). Such instructions shall be issued in accordance with the provisions of the Award Agreement and this Agreement. The Escrow Agent shall not be responsible for the propriety of any such instruction and will be fully protected in making or omitting to make any delivery in accordance with such instructions.

      5. Distributions; Release; Voting. Executive shall be entitled to receive all regular cash dividends paid upon and voting rights with respect to all of the Shares held hereunder from time to time. All shares of capital stock or other securities issued with respect to or in substitution of any of the Shares not yet vested and held hereunder from time to time, whether by the Corporation or by another issuer, any cash or other property received on account of a redemption of such Shares or with respect to such Shares upon the liquidation, sale or merger of the Corporation, and any other distributions with respect to such Shares with the exception of regular cash dividends, shall remain subject to all of the terms and conditions of this Escrow Agreement and shall be redelivered to Executive or delivered to the Corporation under the same circumstances as the portion of the Shares with respect to, or in substitution for, which they were issued. Any such cash received shall be invested in the Escrow Agent's Money Management Account.

      6. Reliance by the Escrow Agent. The Escrow Agent will be under no duties whatsoever, except such duties as are specifically set forth as such in this Escrow Agreement, and no implied covenant or obligation contrary to the terms of this Agreement will be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent will be under no liability or obligation to anyone with respect to any failure on the part of the Corporation or the Executive to perform any of their respective obligations under the Award Agreement, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Corporation or the Executive. The Escrow Agent shall have no liability for acting in reliance upon any instructions delivered to it and believed in good faith by it to be from the Corporation with respect to matters for which it is responsible under this Agreement. The Escrow Agent will be under no obligation to interpret Award Agreement provisions, but may rely entirely upon the interpretation of the Award Agreement by the Corporation.

      7. Resignation. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation to the Corporation 180 days in advance of the date when such resignation shall take effect. The Corporation shall have the right to appoint a new escrow agent hereunder.

      8. Compensation. The Corporation hereby agrees to pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in connection with carrying out its duties hereunder.

      9. Indemnification. The Corporation hereby agrees to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability.

      10. Notices. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:

      The Chase Manhattan Bank
      Corporate Trust Department
      450 West 33rd Street, 15th Floor
      New York, New York  10001

      BellSouth Corporation
      1155 Peachtree Street, N.E., Suite 1800
      Atlanta, Georgia  30309-3610

      To the Executive at address as shown below or at such other address as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested.

      11. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the Corporation, the Executive and the Escrow Agent and their respective heirs, representatives, successors and assigns.

            Executive Signature:
                                 ----------------------------------------
            Mailing Address:

            Social Security No.:

            BellSouth Corporation

                  By:
                                 ----------------------------------------
                                 Representative

                  Attest:
                                 ----------------------------------------
                                 Assistant Secretary

            The Chase Manhattan Bank

                  By:            ----------------------------------------

                  Attest:        ----------------------------------------


                              BELLSOUTH CORPORATION
                             EQUITY AWARD AGREEMENT

                                ESCROW AGREEMENT

      This Escrow Agreement, effective November 23, 1998 by and among BellSouth Corporation (the "Corporation"), F. D. Ackerman (the "Executive") and The Chase Manhattan Bank, as escrow agent (the "Escrow Agent").

                                WITNESSETH THAT:

      WHEREAS, the Corporation has, pursuant to a BellSouth Corporation Equity Award Agreement dated the date hereof between the Corporation and the Executive (the "Award Agreement"), made an award of restricted shares of common stock of the Corporation to the Executive in recognition of the Executive's anticipated service to be rendered to the Corporation; and

      WHEREAS, in order to record the delivery of the certificates for such shares and to enforce the restrictions, the certificates are being deposited together with stock powers appropriately endorsed in blank with the Escrow Agent hereunder; and

      WHEREAS, the Corporation and the Executive desire to execute this Escrow Agreement with the Escrow Agent in order to record the terms and conditions under which such certificates have been delivered to the Escrow Agent and under which the certificates will either be delivered to Executive or delivered to the Corporation;

      NOW THEREFORE, the Corporation, Executive and the Escrow Agent agree as follow:

      1. Receipt by Executive. Executive acknowledges receipt from the Corporation of certificates for shares (the "Shares") of its common stock as follows:

        Certificate Number                     Number of Shares
        ------------------                     ----------------
            BLS475619                               15,244
            BLS475620                               15,244
            BLS475621                               15,244
            BLS475622                               15,244
            BLS475623                               15,244


      2. Investment Representation and Certificate Legend. Executive, by the Executive's execution of this Agreement, certifies to the Corporation that (a) the Shares received by the Executive have been received for the Executive's own account, and the Executive has no present intention to sell or otherwise dispose of any of the Shares and (b) the Executive is aware that the transfer of the Shares is restricted.

      3. Delivery to and Receipt by the Escrow Agent. The Executive hereby delivers to the Escrow Agent, and the Escrow Agent hereby acknowledges receipt from the Executive, of such certificates for the Shares, registered in the name of Executive, in each case accompanied by stock powers executed in blank by Executive covering all of the Shares.

      4. Delivery by the Escrow Agent. Subject to the other terms of the Award Agreement and this Escrow Agreement, the Executive shall become entitled to redelivery of the Shares in accordance with the following schedule:

                                    The Executive Shall be
      On or After                   Entitled to the Following
      This Date                     Number of Shares
      ---------                     ----------------
      May 30, 2002                       15,244
      May 30, 2003                       15,244
      May 30, 2004                       15,244
      May 30, 2005                       15,244
      May 30, 2006                       15,244


Executive acknowledges and agrees that if the Executive forfeits any shares under the Award Agreement), then all such Shares shall be returned to the Corporation and all rights of the Executive with respect to those Shares shall cease.

      The Escrow Agent shall deliver the certificates for the Shares to the Executive or to the Corporation in accordance with the written instructions of the officer of the Corporation responsible for human resources matters (but in no event the Executive). Such instructions shall be issued in accordance with the provisions of the Award Agreement and this Agreement. The Escrow Agent shall not be responsible for the propriety of any such instruction and will be fully protected in making or omitting to make any delivery in accordance with such instructions.

      5. Distributions; Release; Voting. Executive shall be entitled to receive all regular cash dividends paid upon and voting rights with respect to all of the Shares held hereunder from time to time. All shares of capital stock or other securities issued with respect to or in substitution of any of the Shares not yet vested and held hereunder from time to time, whether by the Corporation or by another issuer, any cash or other property received on account of a redemption of such Shares or with respect to such Shares upon the liquidation, sale or merger of the Corporation, and any other distributions with respect to such Shares with the exception of regular cash dividends, shall remain subject to all of the terms and conditions of this Escrow Agreement and shall be redelivered to Executive or delivered to the Corporation under the same circumstances as the portion of the Shares with respect to, or in substitution for, which they were issued. Any such cash received shall be invested in the Escrow Agent's Money Management Account.

      6. Reliance by the Escrow Agent. The Escrow Agent will be under no duties whatsoever, except such duties as are specifically set forth as such in this Escrow Agreement, and no implied covenant or obligation contrary to the terms of this Agreement will be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent will be under no liability or obligation to anyone with respect to any failure on the part of the Corporation or the Executive to perform any of their respective obligations under the Award Agreement, or under the terms of this Agreement, or for any error or omission whatsoever on the part of the Corporation or the Executive. The Escrow Agent shall have no liability for acting in reliance upon any instructions delivered to it and believed in good faith by it to be from the Corporation with respect to matters for which it is responsible under this Agreement. The Escrow Agent will be under no obligation to interpret Award Agreement provisions, but may rely entirely upon the interpretation of the Award Agreement by the Corporation.

      7. Resignation. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation to the Corporation 180 days in advance of the date when such resignation shall take effect. The Corporation shall have the right to appoint a new escrow agent hereunder.

      8. Compensation. The Corporation hereby agrees to pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in connection with carrying out its duties hereunder.

      9. Indemnification. The Corporation hereby agrees to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability.

      10. Notices. All notices and communications hereunder shall be in writing and shall be deemed to be duly given if sent by registered mail, return receipt requested, as follows:

      The Chase Manhattan Bank
      Corporate Trust Department
      450 West 33rd Street, 15th Floor
      New York, New York  10001

      BellSouth Corporation
      1155 Peachtree Street, N.E., Suite 1800
      Atlanta, Georgia  30309-3610

      To the Executive at address as shown below or at such other address as any of the above may have furnished to the other parties in writing by registered mail, return receipt requested.

      11. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the Corporation, the Executive and the Escrow Agent and their respective heirs, representatives, successors and assigns.

            Executive Signature:
                                 ----------------------------------------
            Mailing Address:

            Social Security No.:

            BellSouth Corporation

                  By:
                                 ----------------------------------------
                                 Representative

                  Attest:
                                 ----------------------------------------
                                 Assistant Secretary

            The Chase Manhattan Bank

                  By:            ----------------------------------------

                  Attest:        ----------------------------------------


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